UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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AutoNation, Inc.
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AUTONATION, INC.
AutoNation Headquarters
200 SW 1st Ave
Fort Lauderdale, FL 33301
NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS
To Stockholders of AutoNation, Inc.:
The 2017 Annual Meeting of Stockholders of AutoNation, Inc. will be held at AutoNation’s Headquarters, located at 200 SW 1st Ave, Fort Lauderdale, Florida 33301, on Wednesday, April 19, 2017, at 8:00 a.m. Eastern Time for the following purposes as more fully described in the proxy statement:

(1)	To elect the ten director nominees named in the proxy statement, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2017;

(3)	To hold an advisory vote on executive compensation;

(4)	To hold an advisory vote on the frequency of the advisory vote on executive compensation;

(5)	To approve the AutoNation, Inc. 2017 Employee Equity and Incentive Plan; and

(6)	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.
Only stockholders of record as of the close of business on February 21, 2017, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. You may revoke your proxy and reclaim your right to vote at any time prior to its use. The proxy statement includes information on what you will need to attend the Annual Meeting.
By Order of the Board of Directors,
Jonathan P. Ferrando
Executive Vice President - General Counsel,
Corporate Development and Human Resources
March 6, 2017

INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are furnishing our proxy materials, including this proxy statement and our annual report, to our stockholders primarily via the Internet. On March 6, 2017, we began mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains instructions on how to access our proxy materials on the Internet. The Notice also contains instructions on how to vote via the Internet or by telephone. Other stockholders, in accordance with their prior requests, received an email with instructions on how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting form. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on April 19, 2017

Our 2016 Annual Report and this proxy statement are available at www.edocumentview.com/an.

i

AUTONATION, INC.
AutoNation Headquarters
200 SW 1st Ave
Fort Lauderdale, FL 33301

PROXY STATEMENT
This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of AutoNation, Inc. (“AutoNation” or the “Company”) for use at our 2017 Annual Meeting of Stockholders or any adjournment or postponement thereof. Our Annual Meeting will be held at AutoNation’s Headquarters, located at 200 SW 1st Ave, Fort Lauderdale, Florida 33301, on Wednesday, April 19, 2017, at 8:00 a.m. Eastern Time.
Only stockholders of record as of the close of business on February 21, 2017 (the “record date”) are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the record date, there were 100,920,153 shares of AutoNation common stock issued and outstanding and entitled to vote at the Annual Meeting. We made copies of this proxy statement available to our stockholders beginning on or about March 6, 2017.
INFORMATION ABOUT THE ANNUAL MEETING
Annual Meeting Proposals

Proposal	Matter	Board Vote Recommendation
1	Election of Directors	FOR EACH NOMINEE
2	Ratification of the Selection of KPMG LLP as Independent Auditor for 2017	FOR
3	Advisory Vote on Executive Compensation	FOR
4	Advisory Vote on Frequency of the Advisory Vote on Executive Compensation	3 YEARS
5	Approval of the AutoNation, Inc. 2017 Employee Equity and Incentive Plan	FOR
Voting Matters
Quorum. The holders of at least 50,460,077 shares (a majority of shares outstanding on the record date) must be present in person or represented by proxy to conduct business at the Annual Meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.
Voting by Stockholders of Record. If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. If you receive printed copies of the proxy materials by mail, you may also vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.
Voting by Beneficial Owners. If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by proxy by following the instructions provided in the Notice of Internet Availability of Proxy Materials, vote instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. If you do not provide specific voting instructions to the nominee that holds your shares, such nominee will have the authority to vote your shares only with respect to the ratification of the selection of KPMG LLP as our independent registered public accounting firm (such proposal is considered a “routine” matter under NYSE rules), and your shares will not be voted and will be considered “broker non-votes” with respect to the other proposals (such proposals are considered “non-routine” matters under NYSE rules). To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares.

Changing Your Vote. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.
Votes Required to Adopt Proposals. Each share of our common stock outstanding on the record date is entitled to one vote on each of the ten director nominees and one vote on each other matter. To be elected, directors must receive a majority of the votes cast (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Approval of Proposals 2, 3, and 5 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal. For Proposal 4, the option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.
Effect of Abstentions and Broker Non-Votes. For the election of directors, broker non-votes (shares held by brokers that do not have discretionary authority to vote on a proposal and have not received voting instructions from their clients) and abstentions will not be counted as having been voted. For Proposals 2, 3, and 5, abstentions will be counted as present and entitled to vote and will have the same effect as negative votes. For Proposal 4, abstentions will not be counted in determining the preferred frequency for future advisory votes on executive compensation. For Proposals 3, 4, and 5, broker non-votes will not be counted as present and entitled to vote. Brokers will have discretionary authority to vote on Proposal 2 since it is considered a routine matter under NYSE rules.
Voting Instructions. If you complete and submit a proxy with voting instructions, the persons named as proxies will follow your instructions. If you are a stockholder of record and submit a proxy without voting instructions, or if your instructions are unclear, the persons named as proxies will vote as the Board recommends on each proposal. With respect to any other matters properly presented at the Annual Meeting, the persons named as proxies will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.
Proxy Solicitation
We will pay for the cost of soliciting proxies, and we have retained Innisfree M&A Incorporated to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement for expenses. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. As is customary, we will reimburse brokerage firms, banks, and other nominees for forwarding our proxy materials to each beneficial owner of common stock held of record by them.
Attending the Annual Meeting
You are entitled to attend the Annual Meeting only if you were an AutoNation stockholder as of the record date or you hold a valid proxy for the Annual Meeting. You may be asked to present valid photo identification and proof of stock ownership as of the record date to be admitted to the Annual Meeting. Directions to the Annual Meeting are provided under “Directions to the 2017 Annual Meeting of Stockholders of AutoNation, Inc.”

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Directors
Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the ten persons listed below to stand for election for a new term expiring at the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified. See “Items To Be Voted On - Proposal 1: Election of Directors.” All of the nominees for director were elected by our stockholders at our 2016 Annual Meeting of Stockholders.
Our Board consists of a diverse group of leaders. Many of our directors have experience serving as executive officers or on boards and board committees of major companies. Many of our directors also have extensive corporate finance and investment banking experience as well as a broad understanding of capital markets. Our directors have a strong owner orientation - approximately 20% of our common stock is held by our directors or entities or persons related to our directors (as of February 21, 2017). The median age and tenure of our Board nominees are 55.5 and 6.5 years, respectively.
We have set forth below information regarding each director nominated to stand for election, including the specific experience, qualifications, attributes, or skills that led the Board to conclude that such person should serve as a director. Our Corporate Governance and Nominating Committee and the Board believe that the experience, qualifications, attributes, and skills of our directors provide the Company with the ability to address the evolving needs of the Company and represent the best interests of our stockholders.

Nominee	Current Position with AutoNation	Age	Director Since
Mike Jackson	Chairman of the Board and Chief Executive Officer	68	1999
Rick L. Burdick	Director	65	1991
Tomago Collins	Director	45	2014
David B. Edelson	Director	57	2008
Karen C. Francis	Director	54	2016
Robert R. Grusky	Director	59	2006
Kaveh Khosrowshahi	Director	49	2015
Michael Larson	Director	57	2010
G. Mike Mikan	Director	45	2013
Alison H. Rosenthal	Director	40	2011
Mike Jackson has served as our Chief Executive Officer and Director since September 1999 and as our Chairman of the Board since January 2003. He also served as our President from February 2015 until January 2017. From October 1998 until September 1999, Mr. Jackson served as Chief Executive Officer of Mercedes-Benz USA, LLC, a North American operating unit of DaimlerChrysler AG, a multinational automotive manufacturing company. From April 1997 until September 1999, Mr. Jackson also served as President of Mercedes-Benz USA. From July 1990 until March 1997, Mr. Jackson served in various capacities at Mercedes-Benz USA, including as Executive Vice President immediately prior to his appointment as President of Mercedes-Benz USA. Mr. Jackson was also the managing partner from March 1979 to July 1990 of Euro Motorcars of Bethesda, Maryland, a regional group that owned and operated eleven automotive dealership franchises, including Mercedes-Benz and other brands of automobiles. In January 2014, Mr. Jackson was appointed to the Board of Directors of the Federal Reserve Bank of Atlanta, after previously serving on the Board of Directors of the Federal Reserve Bank of Atlanta’s Miami Branch. Since 2015, he has served as the Deputy Chair of the Board of Directors of the Federal Reserve Bank of Atlanta. Mr. Jackson’s automotive experience, his position as our Chief Executive Officer, and his broad knowledge of our Company and the automotive industry led the Board to conclude that he should serve as one of our directors.
Rick L. Burdick has served as one of our directors since May 1991. Since 1988, Mr. Burdick has been a partner in Akin, Gump, Strauss, Hauer & Feld, L.L.P., a global full service law firm. Mr. Burdick is managing partner (international) and chair of the global energy practice of the firm. He also serves as Lead Director of CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourced business services to small and medium-sized companies in the United States. Mr. Burdick’s experience as a senior partner at a large law firm advising large companies on a broad range of corporate transactions and on securities law and corporate governance matters led the Board to conclude that he should serve as one of our directors.
Tomago Collins has served as one of our directors since October 2014. Since July 2012, Mr. Collins has served as Vice President, Communications of Kroenke Sports & Entertainment (“Kroenke”), which owns and operates a multi-billion dollar portfolio of real estate, sports franchises, and cable networks. Mr. Collins has served in various positions at Kroenke since August 2003, including as Vice President, Media from November 2010 until July 2012 and as Vice President, Media & Player Development from October 2008 until November 2010. Mr. Collins serves as a director of Republic Services, Inc. Mr. Collins’ business development, strategic planning, and public affairs experience, as well as his public company board experience, led the Board to conclude that he should serve as one of our directors.
David B. Edelson has served as one of our directors since July 2008. Mr. Edelson is Senior Vice President and Chief Financial Officer of Loews Corporation, a diversified holding company with subsidiaries in the property-casualty insurance, offshore drilling, natural gas transmission and storage, and lodging industries. He joined Loews as a Senior Vice President in May 2005 and became its Chief Financial Officer in May 2014. Prior to joining Loews, Mr. Edelson was Executive Vice President & Corporate Treasurer of JPMorgan Chase & Co. He was named Corporate Treasurer in April 2001 and promoted to Executive Vice President in February 2003. Mr. Edelson spent the first 15 years of his career as an investment banker, first with Goldman, Sachs & Co. and subsequently with JPMorgan Chase & Co. Mr. Edelson’s experience as a senior executive officer of a large holding company owning a wide range of businesses, as well as his prior experience as an investment banker and corporate treasurer, led the Board to conclude that he should serve as one of our directors.

Karen C. Francis has served as one of our directors since February 2016. Ms. Francis is Executive Chairman of AcademixDirect, Inc., a technology marketing company serving the education industry. Ms. Francis served as Executive Chairman and CEO of AcademixDirect, Inc. from 2009 to 2014. From 2004 to 2007, Ms. Francis was Chairman and CEO of Publicis & Hal Riney, an advertising agency based in San Francisco. From 2001 to 2002, she served as Vice President of Ford Motor Company, where she was responsible for global technology strategies, customer relationship management, global export operations, and Ford Direct, the company’s online sales initiative structured as a joint venture with Ford dealers. From 1996 to 2000, Ms. Francis held several positions with General Motors, including serving as Regional Manager of the Chevrolet division responsible for all dealer operations in eleven states, as well as General Manager of the Oldsmobile division overseeing dealership operations nationwide. Ms. Francis also serves as a director of The Hanover Insurance Group, Inc. and Telenav, Inc. Ms. Francis’ leadership, marketing, technology, and automotive experience and her prior public company board experience led the Board to conclude that she should serve as one of our directors.
Robert R. Grusky has served as one of our directors since June 2006. In 2000, Mr. Grusky founded Hope Capital Management, LLC, an investment management firm for which he serves as Managing Member. He co-founded New Mountain Capital, LLC, a private equity and public equity investment management firm, in 2000 and was a Principal, Managing Director and Member of New Mountain Capital from 2000 to 2005 and has been a Senior Advisor since then. From 1998 to 2000, Mr. Grusky served as President of RSL Investments Corporation, the primary investment vehicle for the Hon. Ronald S. Lauder. Prior thereto, Mr. Grusky served in a variety of capacities at Goldman, Sachs & Co. in its Mergers & Acquisitions Department and Principal Investment Area. Mr. Grusky is a director of Strayer Education, Inc., an education services company. From August 2008 until December 2012, he served as a director of AutoZone, Inc. Mr. Grusky’s board experience and experience in investment management, private equity, and investment banking led the Board to conclude that he should serve as one of our directors.
Kaveh Khosrowshahi has served as one of our directors since October 2015. Since 2002, Mr. Khosrowshahi has served as a Partner and Managing Director of Allen & Company LLC, an investment bank, and as co-head of Allen & Company LLC’s Capital Markets Group. Mr. Khosrowshahi’s investment and finance experience led the Board to conclude that he should serve as one of our directors.
Michael Larson has served as one of our directors since February 2010. Mr. Larson serves as chief investment officer for William H. Gates III, a position he has held since 1994. He is responsible for Mr. Gates’ non-Microsoft investments as well as the investments of the Bill & Melinda Gates Foundation Trust. He serves as a director of Republic Services, Inc., Ecolab Inc., and Fomento Economico Mexicano, S.A.B. de C.V. In addition, he is Chairman of the Board of Trustees of two funds within the Western Asset Management fund complex. From April 2009 through December 2014, he served as a director of Grupo Televisa, S.A.B. Mr. Larson’s investment and business experience and broad understanding of the capital markets, business cycles, and capital investment and allocation led the Board to conclude that he should serve as one of our directors.
G. Mike Mikan has served as one of our directors since March 2013. Mr. Mikan has served as Chairman and Chief Executive Officer of SHOT-ROCK CAPITAL, LLC, a private investment capital group, since January 2015. From January 2013 until December 2014, he served as President of ESL Investments, Inc. Mr. Mikan served as the Interim Chief Executive Officer of Best Buy Co., Inc. from April 2012 until September 2012. From November 1998 through February 2012, he served in various executive positions at UnitedHealth Group Incorporated, including as Executive Vice President and Chief Financial Officer and as Chief Executive Officer of UnitedHealth’s Optum subsidiary. Mr. Mikan serves as a director of Princeton Private Investment Fund. He served as a director of Best Buy from April 2008 until December 2012. Mr. Mikan’s operational and public company leadership experience and his broad understanding of capital investment and allocation led the Board to conclude that he should serve as one of our directors.
Alison H. Rosenthal has served as one of our directors since March 2011. Since September 2014, she has served as Vice President Strategic Partnerships at Wealthfront, Inc., an automated investment service. From July 2013 until August 2014, Ms. Rosenthal served as Chief Operating Officer of MessageMe, a company that developed and offered a multimedia messaging application for mobile devices. She served as Executive in Residence at Greylock Partners, a leading venture capital firm, from December 2011 until July 2013. From February 2006 until January 2011, Ms. Rosenthal led various initiatives in the Business Development Department at Facebook, Inc., where she served as Senior Manager from February 2006 until July 2008 and as Head of the Global Operator Program, Mobile from July 2008 until January 2011. Ms. Rosenthal served as an associate at General Atlantic Partners, LLC, a global private equity fund focused on IT, from February 2001 until June 2003 and as an analyst at Goldman, Sachs & Co. from July 1998 until July 2000. Ms. Rosenthal’s technology experience, including in the areas of mobile applications and social media, and investment and finance experience led the Board to conclude that she should serve as one of our directors.
Corporate Governance Guidelines and Codes of Ethics
Our Board is committed to sound corporate governance principles and practices. Our Board’s core principles of corporate governance are set forth in the AutoNation, Inc. Corporate Governance Guidelines (the “Guidelines”), which were adopted by the Board in March 2003 and most recently amended as of January 31, 2017. The Guidelines serve as a framework within which our Board conducts its operations. The Corporate Governance and Nominating Committee of our Board is charged with reviewing annually, or more frequently as appropriate, the Guidelines and recommending to our Board appropriate changes in light of applicable laws and regulations, the governance standards identified by leading governance authorities, and our Company’s evolving needs.
In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, we have a company-wide Business Ethics Program, which includes a Code of Business Ethics applicable to all of our employees. We also maintain a 24-hour Alert-Line for employees to report any Company policy violations under our Business Ethics Program. In addition, our Board has adopted the Code of Ethics for Senior Officers and the Code of Business Ethics for the Board of Directors. These codes comply with NYSE listing standards.
A copy of the Guidelines and the codes referenced above are available on our corporate website at investors.autonation.com. You also may obtain a printed copy of the Guidelines by sending a written request to: Investor Relations, AutoNation, Inc., 200 SW 1st Ave, Fort Lauderdale, FL 33301.

Corporate Governance Highlights

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Proxy Access. In December 2016, the Board amended and restated our bylaws to implement “proxy access.” Our bylaws permit a stockholder, or a group of up to 20 stockholders, who has owned 3% or more of our common stock for at least three years to nominate and include in our proxy materials director candidates representing up to the greater of two individuals or 20% of the Board, provided the stockholder(s) and the nominee(s) satisfy the requirements and conditions specified in our bylaws. See “Stockholder Proposals and Nominations for the 2018 Annual Meeting” below.

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Majority Voting with Resignation Policy for Uncontested Director Elections. Our Guidelines provide that an incumbent director who fails to receive a majority vote in an uncontested election shall tender his or her written resignation to the Chairman of the Board for consideration by the Corporate Governance and Nominating Committee.

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Lead Independent Director. Under our Guidelines, if our Chairman of the Board is not an independent director, the independent directors shall annually select one of the independent directors to serve as the lead independent director with specified responsibilities. See “Role of the Board and Board Structure” below.

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Recoupment Policy. In February 2015, the Board adopted the AutoNation, Inc. Policy Regarding Recoupment of Certain Incentive Compensation. Under the policy, if a covered officer engages in fraud, intentional misconduct, or gross negligence, and as a result, we are required to restate our financial statements due to material noncompliance with any financial reporting requirement, then we may require reimbursement or forfeiture of all or a portion of any excess incentive compensation paid to or received by such officer, during the three-year period preceding the date on which we are required to prepare the restatement, that would not have been paid or received under the specific terms of the applicable incentive award had the financial results been originally reported as set forth in the restatement. See “Compensation Discussion and Analysis - Policy Regarding Recoupment of Certain Incentive Compensation” below.

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Stock Ownership Guidelines; Holding Requirement. Our non-employee directors and executive officers are subject to robust stock ownership guidelines. In January 2017, the Board amended our executive stock ownership guidelines to provide that a covered executive is expected to retain 50% of any shares of our common stock, net of applicable tax withholding and the payment of any exercise or purchase price (if applicable), he or she receives upon the vesting or settlement of any equity awards or the exercise of any employee stock options, until the applicable threshold under the guidelines is met. See “Board Compensation - Director Stock Ownership Guidelines” and “Compensation Discussion and Analysis - Executive Stock Ownership Guidelines” below.

Role of the Board and Board Structure
Our business and affairs are managed under the direction of our Board, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board’s mission is to maximize long-term stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our senior management team, who is charged with the conduct of our business, and acts as an advisor and counselor to senior management. Our Board also oversees our business strategy and planning, as well as the performance of management in executing our business strategy, assessing and managing risks, and managing our day-to-day operations. Our Board reviews and approves the Company’s long-term strategic plan developed by management. Our Board also reviews management’s ongoing and long-term plans for capital allocation.
Our Board’s oversight of our business strategy and planning and management of our day-to-day operations includes a review of risks that could impact our goals, objectives, and financial condition. In addition, our Audit, Compensation, Corporate Governance and Nominating, and Finance committees assist the Board in overseeing our management of risk. Our Audit Committee reviews with management significant financial and cyber risks as well as our process for assessing and managing risks. Our Compensation Committee reviews and approves our executive compensation program and also reviews the general compensation structure for our corporate and key field employees. Our Corporate Governance and Nominating Committee oversees our company-wide Business Ethics Program, which includes a Code of Business Ethics applicable to all of our employees. Our Finance Committee is responsible for reviewing and making recommendations to the Board with respect to our capital structure and our capital allocation strategy, as well as financial risk management strategies and policies. While our Board oversees our management of risk as outlined above, management is responsible for identifying and managing risks.
The positions of Chairman of the Board and Chief Executive Officer (“CEO”) are both currently held by Mike Jackson. The Board believes that this leadership model is currently appropriate for the following reasons:

•	Our Guidelines provide for the selection of a Lead Independent Director whenever the Chairman of the Board is not an independent director.

•	Our independent directors meet in regularly scheduled executive sessions led by our Lead Independent Director without management present.

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Our Board is stockholder-oriented and focused on the best interests of our stockholders (approximately 20% of our common stock is held by our directors or entities or persons related to our directors (as of February 21, 2017)), a significant portion of our director’s compensation is equity-based, and the Board has established strong director stock ownership guidelines requiring each non-employee director to hold shares of our common stock having a fair market value of not less than $750,000 as discussed below under “Board Compensation.”

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Our Board has adopted strong and effective corporate governance policies and procedures to promote the effective and independent governance of the Company. See “Corporate Governance Guidelines and Codes of Ethics” and “Corporate Governance Highlights” above.

•	The combined role enables decisive leadership, ensures clear accountability, and fosters alignment on corporate strategy.

•	Our independent directors annually review the performance of our Chairman and CEO.

•	The Board believes that it functions well with its current leadership structure and with Mr. Jackson as Chairman of the Board and Michael Larson as our Lead Independent Director.

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At our 2009, 2010, 2012, 2014, and 2016 Annual Meetings of Stockholders, stockholder proposals to amend our bylaws to require an independent Board chairman were presented, and 86%, 85%, 84%, 72%, and 76% of the votes cast, respectively, voted against such proposals.

In addition, we believe that the current leadership structure of the Board supports its risk oversight functions by providing independent leadership at the committee level, executive sessions of the Board of Directors, and ultimate oversight by the full Board.
In May 2016, our Board re-elected Mr. Larson as our Lead Independent Director in accordance with our Guidelines. The Lead Independent Director’s duties include:

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calling and presiding at executive sessions of the non-management Directors and at meetings of the Board at which the Chairman is not present, and communicating feedback from such sessions and meetings to the Chairman and the CEO;

•	serving as a liaison between the non-management Directors, the Chairman and the CEO, and/or senior management (as applicable);

•	reviewing and advising on Board meeting agendas, schedules, and materials;

•	working with the Chairman and the CEO to approve the scope, quality, quantity, and timeliness of information sent to the Board;

•	being available for communication with major stockholders, in coordination with the Chairman and the CEO; and

•	performing such other duties as the Board may from time to time delegate.
In performing the duties described above, the Lead Independent Director is expected to consult with the chairs of the appropriate Board committees and solicit their participation in order to avoid diluting the authority or responsibilities of such committee chairs.

Our Board held 13 meetings and took one action by unanimous written consent during 2016. In 2016, each person serving as a director attended at least 75% of the total number of meetings of our Board and any Board committee on which he or she served (held during the period for which such person has been a director). Our independent directors held four executive sessions without management present during 2016.
Our directors are expected to attend our Annual Meeting of Stockholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting. Except for Robert J. Brown, who did not stand for re-election to the Board, each person who was then serving as a director attended the 2016 Annual Meeting of Stockholders.
Board Committees
Our Board has established four separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Finance Committee. The charters for our Board committees are in compliance with applicable SEC rules and NYSE listing standards. These charters are available at investors.autonation.com. You may obtain a printed copy of any of these charters by sending a request to: Investor Relations, AutoNation, Inc., 200 SW 1st Ave, Fort Lauderdale, FL 33301. The following table sets forth the current membership of each of our Board’s committees:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Finance Committee
Rick L. Burdick		✓	Chair
Tomago Collins			✓
David B. Edelson	✓			✓
Karen C. Francis	✓
Robert R. Grusky	Chair
Kaveh Khosrowshahi				✓
Michael Larson*		Chair		✓
G. Mike Mikan		✓	✓	Chair
Alison H. Rosenthal	✓
* Lead Independent Director
Audit Committee
The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. Among the Committee’s core responsibilities are the following: (i) overseeing the integrity of our financial statements, for which management is responsible, and reviewing and approving the scope of the annual audit; (ii) selecting, retaining, compensating, overseeing, and evaluating our independent registered public accounting firm; (iii) reviewing the Company’s critical accounting policies; (iv) reviewing the Company’s quarterly and annual financial statements prior to the filing of such statements with the SEC; (v) preparing the Audit Committee report for inclusion in our proxy statement; and (vi) reviewing with management significant financial risks or exposures and assessing the steps management has taken to minimize, monitor, and control such risks or exposures. For a complete description of our Audit Committee’s responsibilities, please refer to the Audit Committee’s charter.
Our Board has determined that each Audit Committee member has the requisite independence and other qualifications for audit committee membership under SEC rules, NYSE listing standards, the Audit Committee’s charter, and the independence standards set forth in the Guidelines (as discussed below under “Director Independence”). Our Board has also determined that each of Mr. Grusky and Mr. Edelson is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). See “Directors” above for a description of the business experience of each of Mr. Grusky and Mr. Edelson.
The Audit Committee held six meetings and took one action by unanimous written consent during 2016. The Audit Committee Report for fiscal 2016, which contains a description of the Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2016, is set forth below under “Audit Committee Report.”
Compensation Committee
The Compensation Committee primarily assists our Board in fulfilling its compensation oversight responsibilities by, among other things: (i) reviewing our director compensation program and suggesting changes in director compensation to the Board, if appropriate; (ii) reviewing and approving the compensation of our CEO and other senior executive officers and setting annual and long-term performance goals for these individuals; (iii) reviewing and approving the compensation of all of our corporate officers; (iv) reviewing the Company’s program for management development and succession planning; (v) reviewing and approving performance-based compensation of executive officers as contemplated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including incentive awards and stock-based awards; and (vi) administering our equity compensation plans.
Pursuant to the Compensation Committee’s charter, the Compensation Committee may form subcommittees and may delegate to such subcommittees any or all power and authority of the Compensation Committee as the Compensation Committee deems appropriate, provided that no subcommittee may consist of fewer than two members, and provided further that the Compensation Committee may not delegate to a subcommittee any power or authority required by any applicable laws, regulations, or listing standards to be exercised by the Compensation Committee as a whole.
The Compensation Committee reviews executive compensation at its meetings throughout the year and sets executive compensation. The Compensation Committee also reviews director compensation annually and recommends to the full Board the compensation for non-employee directors. Our CEO reviews the performance of other named executive officers and makes recommendations, if any, to the Compensation Committee with respect to compensation adjustments for such officers. However, the Compensation Committee determines in its sole discretion whether to make any adjustments to the compensation paid to such executive officers.
Since 2013, the Compensation Committee has engaged Pearl Meyer (“PM”), an independent compensation consulting firm, to provide research and analysis and to make recommendations as to the form and amount of executive and director compensation. The Compensation Committee sought input from PM on executive and director compensation matters for 2016, including the design and competitive positioning of our executive and director compensation programs, our peer group, appropriate compensation levels, and evolving compensation trends. While the Compensation Committee considered input from PM, the Compensation Committee’s decisions reflect many factors and considerations.
PM does not provide any other services to the Company or its subsidiaries. The Compensation Committee assessed the independence of PM pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent PM from serving as an independent consultant to the Compensation Committee. The Compensation Committee reviews the appointment of its independent compensation consulting firm annually. As part of the review process, the Compensation Committee considers the independence of the firm in accordance with applicable SEC and NYSE rules.
For more information on the responsibilities and activities of the Compensation Committee, including the Committee’s processes for determining executive compensation, see “Executive Compensation” below, as well as the Compensation Committee’s charter.
Our Board has determined that each Compensation Committee member has the requisite independence for Compensation Committee membership under NYSE listing standards and the independence standards set forth in the Guidelines. Our Board has also determined that each Compensation Committee member qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and as an “outside director” under Section 162(m) of the Code. The Compensation Committee held five meetings and took one action by unanimous written consent during 2016.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee assists our Board in fulfilling its oversight responsibilities by performing the following duties: (i) reviewing annually, or more frequently as appropriate, the corporate governance principles and practices set forth in the Guidelines, in comparison to the governance standards identified by leading governance authorities and our evolving needs, and making recommendations to the Board with respect to any appropriate amendment to the Guidelines; (ii) considering and advising the Board with respect to other corporate governance issues; (iii) periodically reviewing our codes of ethics and conduct for directors, officers, and employees; (iv) leading annual evaluations of Board and Board committee performance; (v) assessing periodically our Board’s needs in terms of skills and qualifications and recommending to our Board candidates for nomination and election to our Board; (vi) reviewing Board candidates recommended by our stockholders; and (vii) recommending to our Board assignments to committees.
Our Board has determined that each Corporate Governance and Nominating Committee member is independent under NYSE listing standards and the independence standards set forth in the Guidelines. In 2016, the Corporate Governance and Nominating Committee held five meetings and took no actions by unanimous written consent.
The Corporate Governance and Nominating Committee has a policy with regard to the consideration of director candidates recommended by stockholders. For information regarding this policy, refer to “Stockholder Communications - Stockholder Director Recommendations” below.
Finance Committee
The duties and responsibilities of the Finance Committee include reviewing and, where appropriate, making recommendations to the Board with respect to: (i) the Company’s capital structure and any material changes thereto, including potential issuances of debt or equity securities; (ii) the Company’s capital allocation strategy, processes and plans, including the Company’s cost of capital; (iii) share repurchase programs and debt repurchases; (iv) financial risk management strategies and policies, including hedging and the use of derivatives; and (v) the Company’s short-term investment policy.
Our Board has determined that each Finance Committee member is independent under NYSE listing standards and the independence standards set forth in the Guidelines. In 2016, the Finance Committee held seven meetings and took no actions by unanimous written consent.
Director Independence
Under our Guidelines, our Board must consist of a substantial majority of directors who qualify as independent directors under the listing standards of the NYSE. To be considered independent:

•
our Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company); and

•	a director must not have a disqualifying relationship, as set forth in the NYSE listing standards.
To assist the Board in determining whether a director is independent, our Board has established director independence standards, which are part of our Guidelines available at investors.autonation.com. Under our director independence standards, none of our non-employee directors has a material relationship with the Company that impairs his or her independence, and our Board has affirmatively determined that all of our directors, except Mr. Jackson, our Chairman and CEO, are “independent” under our director independence standards and the listing standards of the NYSE. The Board also determined that Mr. Brown, who served as a director for part of 2016, was “independent” under our director independence standards and the listing standards of the NYSE.
In addition to our independence standards, the directors who serve on our Audit Committee each satisfy standards established by the SEC providing that to qualify as “independent” for the purposes of membership on that committee, members of audit committees may not:

•	accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than their director compensation, or

•	be an affiliated person of the Company or any of its subsidiaries.
In accordance with the listing standards of the NYSE, in affirmatively determining the independence of each director who serves on our Compensation Committee, our Board also considered all factors specifically relevant to determining whether each such director has a relationship to the Company which is material to his or her ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to:

•	the source of compensation of each such director, including any consulting, advisory, or other compensatory fee paid by the Company to him or her, and

•	whether he or she is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company.
Director Selection Process
The Corporate Governance and Nominating Committee is responsible for identifying, evaluating, and recommending candidates to the Board for nomination and election to the Board. The Committee is also responsible for assessing the appropriate balance of skills and characteristics required of our Board members. The Committee considers candidates suggested by its members and other Board members, as well as management and stockholders.
 In accordance with the Guidelines, candidates, including candidates recommended by stockholders, are selected on the basis of, among other things, broad experience, financial expertise, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, the candidate’s ownership interest in the Company, and willingness and ability to devote adequate time to Board duties, all in the context of assessing the needs of our Board at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of our Board members. The Guidelines provide that the number of directors should permit diversity of experience without hindering effective discussion, diminishing individual accountability, or exceeding a number that can function efficiently as a body.
The Board periodically reviews the size of the Board to determine the size that will be most effective for the Company. In addition, the Board completes an annual self-evaluation, which includes a self-assessment questionnaire for each Board member. The self-assessment questionnaire addresses topics such as the structure of the Board, the skills and backgrounds of the current directors, the size of the Board, and the Board’s committee structure. Each of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Finance Committee also completes an annual self-evaluation, which includes a self-assessment questionnaire tailored specifically for such committee.
Candidates recommended by our stockholders are considered on the same basis as if such candidates were recommended by one of our Board members or other persons. See “Stockholder Communications - Stockholder Director Recommendations” below.
Certain Relationships and Related Party Transactions
Our Board has adopted a written policy which requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. Our Board, by a vote of the disinterested directors, must approve all related party transactions valued over $500,000, while our Audit Committee must approve all related party transactions valued between $100,000 and $500,000 and review with management all other related party transactions. Under SEC rules, a related party is defined as any director, executive officer, nominee for director, or greater than 5% stockholder of the Company, and their immediate family members. Since the beginning of 2016, the Company has not participated in any related party transaction in which any related party had or will have a direct or indirect material interest.

Board Compensation
Our non-employee director compensation program is designed to:

•	ensure alignment with long-term stockholder interests;

•	ensure we can attract and retain outstanding directors who meet the criteria outlined under “Director Selection Process” above; and

•	recognize the time commitments necessary to oversee the Company.
Summary
For 2016, the Board, advised by PM and based on a review of market data, adjusted our non-employee director compensation program. Effective as of January 1, 2016, the Board:

•	eliminated the annual committee retainers previously paid to non-Chair members of the Board’s committees; and

•	modified the non-employee director annual equity award to provide for an annual award of restricted stock units based on a fixed dollar value of $250,000.
Accordingly, in 2016, our non-employee director compensation program consisted of the following:

•	annual Board retainer of $50,000 for each non-employee director;

•	annual retainer of $25,000 for the Lead Independent Director;

•	annual committee retainers of $20,000 for the Chair of the Audit Committee and $10,000 for the Chair of each of the Compensation, Corporate Governance and Nominating, and Finance Committees;

•	annual award of restricted stock units based on a fixed dollar value of $250,000 as described further below; and

•	expense reimbursement in connection with Board and committee meeting attendance.
On January 4, 2016, each of our non-employee directors then serving received a grant of 4,259 (calculated by dividing $250,000 by the closing price of our common stock on the grant date) vested restricted stock units (“RSUs”) under the AutoNation, Inc. 2014 Non-Employee Director Equity Plan (the “2014 Director Plan”), which was approved by our stockholders at our 2014 Annual Meeting of Stockholders held on May 6, 2014. The RSUs will settle in shares of the Company’s common stock on the first trading day of February in the third year following the date of grant, except to the extent a recipient elected to defer settlement of the RSUs beyond such date in accordance with the terms of the award and the 2014 Director Plan. Settlement of the RSUs will be accelerated in certain circumstances as provided in the terms of the award and the 2014 Director Plan, including in the event the recipient ceases to serve as a non-employee director of the Company. If the Company pays a dividend with respect to its common stock, each RSU award will be credited with a number of additional RSUs equal to (i) the aggregate amount or value of the dividends paid with respect to the number of shares subject to the award on the dividend record date divided by (ii) the fair market value per share on the payment date for such dividend. Any such additional RSUs will be subject to the same terms and conditions of the award, and the shares subject to such additional RSUs will be distributed only upon the distribution of the underlying shares with respect to which the dividend equivalents were granted.
Our non-employee directors became eligible to defer all or a portion of their annual and committee retainers under the AutoNation, Inc. Deferred Compensation Plan (the “DCP”) beginning in January 2011. Please refer to “Executive Compensation - Compensation Tables - Non-Qualified Deferred Compensation in Fiscal 2016” for additional information regarding the DCP.

2016 Director Compensation
The following table sets forth the compensation earned during 2016 by each non-employee director who served in 2016.

2016 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)
Robert J. Brown	20,833	(2)	249,961	270,794
Rick L. Burdick	60,000		249,961	309,961
Tomago Collins	50,000		249,961	299,961
David B. Edelson	50,000	(3)	249,961	299,961
Karen C. Francis	45,833	(4)	—	45,833
Robert R. Grusky	70,000	(3)	249,961	319,961
Kaveh Khosrowshahi	50,000	(3)	249,961	299,961
Michael Larson	85,000		249,961	334,961
G. Mike Mikan	60,000		249,961	309,961
Alison H. Rosenthal	50,000	(3)	249,961	299,961

(1)
The amounts reported in this column reflect the grant date fair value of awards computed in accordance with FASB ASC Topic 718. On January 4, 2016, each non-employee director then serving received a grant of 4,259 vested RSUs under the 2014 Director Plan. The grant date fair value of each RSU granted on January 4, 2016 was $58.69, the closing price per share of our common stock on such date.

(2)	Mr. Brown did not stand for re-election to the Board at the 2016 Annual Meeting of Stockholders of AutoNation, Inc., and his Board retainer was prorated accordingly.

(3)	Amount deferred under the DCP.

(4)	Ms. Francis joined the Board in February 2016, and her Board retainer was prorated accordingly.
Outstanding Equity Awards
The following table sets forth information regarding the number of RSUs and the number of options held by each non-employee director who served in 2016, as of December 31, 2016:

Name	Aggregate Number of RSUs Held as of 12/31/2016	Aggregate Number of Options Held as of 12/31/2016

Robert J. Brown	—	11,250
Rick L. Burdick	14,259	80,000
Tomago Collins	9,259	—
David B. Edelson	14,259	142,000
Karen C. Francis	—	—
Robert R. Grusky	14,259	116,000
Kaveh Khosrowshahi	4,259	—
Michael Larson	14,259	110,000
G. Mike Mikan	14,259	15,000
Alison H. Rosenthal	14,259	55,000
2017 Director Compensation
On January 3, 2017, each of our non-employee directors received a grant of 5,073 vested RSUs under the 2014 Director Plan pursuant to our non-employee director annual equity award program.

Director Stock Ownership Guidelines
On March 17, 2014, our Board amended our director stock ownership guidelines to increase the ownership expectation from $100,000 to $750,000 in shares of our common stock. Each non-employee director is expected to satisfy the new guidelines by the later of March 17, 2019 or five years after his or her initial appointment to the Board. The following table sets forth information regarding the number of shares (including vested RSUs) held as of February 21, 2017 by each non-employee director nominated to stand for election.

Name	Number of Shares Held	Fair Market Value of Shares Held ($)(1)	Progress Towards Stock Ownership Guidelines(2)	Deadline
Rick L. Burdick	33,822	1,632,588	Achieved	March 2019
Tomago Collins	14,332	691,806	92%	October 2019
David B. Edelson	24,182	1,167,265	Achieved	March 2019
Karen C. Francis	5,573	269,009	36%	February 2021
Robert R. Grusky	26,713	1,289,437	Achieved	March 2019
Kaveh Khosrowshahi	9,332	450,456	60%	October 2020
Michael Larson	22,332	1,077,966	Achieved	March 2019
G. Mike Mikan	23,832	1,150,371	Achieved	March 2019
Alison H. Rosenthal	19,332	933,156	Achieved	March 2019

(1)	The fair market value of the shares is based on the closing price of our common stock on February 21, 2017 ($48.27).

(2)
In the event that a director meets the threshold and subsequently the fair market value of such director’s holdings falls below the threshold solely due to a decline in our stock price, such director shall be deemed to remain in compliance with the guidelines so long as such director does not sell or transfer any shares at any time the fair market value of his or her holdings is at or below the threshold.

Stockholder Communications
Communications with the Company and the Board
Stockholders and interested parties may communicate with the Company through its Investor Relations Department by writing to Investor Relations, AutoNation, Inc., 200 SW 1st Ave, Fort Lauderdale, FL 33301.
Stockholders and interested parties interested in communicating with our Board, any Board committee, any individual director, any group of directors (such as our independent directors), or our Lead Independent Director should send written correspondence to Board of Directors c/o Corporate Secretary, AutoNation, Inc., 200 SW 1st Ave, Fort Lauderdale, FL 33301. Additional information is available on our corporate website at investors.autonation.com.
Stockholder Director Recommendations
The Corporate Governance and Nominating Committee has established a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other persons. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than 120 calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our previous year’s annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation; (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a director; (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected; and (v) a description of all relationships, arrangements, or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate.

Stockholder Proposals and Nominations for the 2018 Annual Meeting
Proposals for Inclusion in our Proxy Materials
Under SEC rules, if a stockholder wishes to submit a proposal for inclusion in our Proxy Statement for the 2018 Annual Meeting of Stockholders, the proposal must be received by our Corporate Secretary not later than November 6, 2017. All proposals must comply with Rule 14a-8 under the Exchange Act.
Nominations for Inclusion in our Proxy Materials (Proxy Access)
Under our proxy access bylaw, a stockholder (or a group of up to 20 stockholders) owning three percent or more of our common stock continuously for at least three years may nominate and include in our proxy statement candidates for up to 20% of our Board (rounded down, but not less than two). Nominations must comply with the requirements and conditions of our proxy access bylaw, including delivering proper notice to us not earlier than October 7, 2017 nor later than November 6, 2017. Detailed information for submitting proxy access nominations will be provided upon written request to the Corporate Secretary of AutoNation, Inc., 200 SW 1st Ave, Fort Lauderdale, FL 33301.
Other Proposals and Nominations
Any stockholder who wishes to make a nomination or introduce an item of business, other than as described above, must comply with the procedures set forth in our bylaws, including delivering proper notice to us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting, which means not earlier than December 20, 2017 nor later than January 19, 2018. Detailed information for submitting stockholder proposals or nominations, other than for inclusion in our proxy statement, will be provided upon written request to the Corporate Secretary of AutoNation, Inc., 200 SW 1st Ave, Fort Lauderdale, FL 33301.

STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information as of February 21, 2017 regarding beneficial owners of more than five percent of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
William H. Gates III One Microsoft Way, Redmond, WA 98052	20,329,879	(2)	20.1%
ESL Investments, Inc. and related entities(3) 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154	16,637,593	(4)	16.5%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	6,408,945	(5)	6.4%
Capital Research Global Investors 333 South Hope Street, Los Angeles, CA 90071	6,000,000	(6)	5.9%

(1)	Based on 100,920,153 shares outstanding at February 21, 2017.

(2)
Based on a Schedule 13D/A filed with the SEC on November 1, 2016, the number of shares beneficially owned by Mr. Gates as of February 21, 2017 includes 18,431,162 shares held by Cascade Investment, L.L.C. (“Cascade”) and 1,898,717 shares held by the Bill & Melinda Gates Foundation Trust (the “Trust”). All shares of our common stock held by Cascade may be deemed to be beneficially owned by Mr. Gates as the sole member of Cascade, and all shares of our common stock beneficially owned by the Trust may be deemed to be beneficially owned by Mr. Gates as a co-trustee of the Trust. Mr. Gates has sole voting power with respect to 18,431,162 shares and shared voting power with respect to 1,898,717 shares. The address of Cascade is 2365 Carillon Point, Kirkland, WA 98033, and the address of the Trust is 500 Fifth Avenue North, Seattle, WA 98119.

(3)
Includes ESL Partners, L.P. (“Partners”), RBS Partners, L.P. (“RBS”), ESL Investments, Inc. (“Investments”), The Lampert Foundation (the “Foundation”), and Edward S. Lampert. Partners, RBS, Investments, the Foundation, and Mr. Lampert are collectively referred to as the “ESL Entities.”

(4)
Based on a Schedule 13D/A filed with the SEC on January 4, 2017 and a Form 4 filed with SEC on January 30, 2017, the total number of AutoNation shares beneficially owned by the ESL Entities consists of 4,933,706 shares held by Partners, 212,928 shares held by the Foundation, and 11,490,959 shares held by Mr. Lampert. Each of Partners, RBS, and Investments has sole voting and dispositive power with respect to 4,933,706 shares and shared dispositive power with respect to 11,490,959 shares; the Foundation has sole voting and dispositive power with respect to 212,928 shares; and Mr. Lampert has sole voting power with respect to 16,637,593 shares, sole dispositive power with respect to 5,146,634 shares, and shared dispositive power with respect to 11,490,959 shares.

(5)
Based on a Schedule 13G/A filed with the SEC on February 9, 2017, The Vanguard Group has sole voting power with respect to 102,075 shares, shared voting power with respect to 12,285 shares, sole dispositive power with respect to 6,297,213 shares, and shared dispositive power with respect to 111,732 shares.

(6)	Based on a Schedule 13G/A filed with the SEC on February 13, 2017, Capital Research Global Investors has sole voting and dispositive power with respect to 6,000,000 shares.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth certain information as of February 21, 2017 regarding the amount of our common stock beneficially owned by (1) each of our directors, (2) each of our 2016 named executive officers, and (3) our directors and executive officers as a group. Beneficial ownership includes shares that may be acquired within 60 days of February 21, 2017 through the exercise of outstanding stock options (including, in the case of Mr. Jackson, who is retirement eligible under our equity compensation plans, currently unvested stock options that would accelerate in the event of his retirement, and, in the case of each non-employee director, currently unvested stock options that would accelerate in the event of termination of Board service and vested restricted stock units), as well as shares of restricted stock. Unless otherwise indicated and subject to applicable community property laws, each person listed in the table has sole voting and investment power with respect to the securities listed.

Name of Beneficial Owner	Number of Shares of Common Stock Owned		Number of Shares Acquirable Within 60 days		Shares of Common Stock Beneficially Owned
					Number	Percent(1)
Mike Jackson	114,463		1,526,224	(2)	1,640,687	1.6%
Rick L. Burdick	19,490		94,332	(3)	113,822	*
Tomago Collins	—		14,332	(4)	14,332	*
David B. Edelson	7,350		158,832	(5)	166,182	*
Karen C. Francis	500		5,073	(4)	5,573	*
Robert R. Grusky	9,881		127,832	(5)	137,713	*
Kaveh Khosrowshahi	—		9,332	(4)	9,332	*
Michael Larson	8,000		124,332	(3)	132,332	*
G. Mike Mikan	7,000		31,832	(6)	38,832	*
Alison H. Rosenthal	2,500		71,832	(5)	74,332	*
William R. Berman	1,814	(7)	88,226		90,040	*
Cheryl Miller	7,541	(8)	93,935		101,476	*
Jonathan P. Ferrando	50,000	(9)	556,101		606,101	*
Donna Parlapiano	16,172	(10)	39,204		55,376	*
All directors and executive officers as a group (16 persons)	265,641		2,984,596		3,250,237	3.1%

*	Less than 1%.

(1)	Based on 100,920,153 shares outstanding at February 21, 2017.

(2)
Includes 753,164 shares that may be acquired upon exercise of vested options, and 773,060 shares underlying unvested options since Mr. Jackson is eligible for retirement treatment under the Company’s equity compensation plans. All options held by Mr. Jackson are owned by a trust of which he is the sole trustee and beneficiary. Mr. Jackson disclaims beneficial ownership of 367,652 shares underlying unvested options, which options he has agreed to transfer in the future pursuant to a transaction that will be exempt from Section 16 of the Exchange Act pursuant to Rule 16a-12 promulgated thereunder.

(3)	Includes 5,000 shares that may be acquired upon exercise of unvested options that would accelerate in the event of termination of Board service and 14,332 vested restricted stock units.

(4)	Represents vested restricted stock units.

(5)	Includes 5,000 shares that may be acquired upon exercise of unvested options that would accelerate in the event of termination of Board service and 16,832 vested restricted stock units.

(6)	Includes 3,750 shares that may be acquired upon exercise of unvested options that would accelerate in the event of termination of Board service and 16,832 vested restricted stock units.

(7)	Represents unvested shares of restricted stock.

(8)	Includes 2,190 unvested shares of restricted stock.

(9)	Includes 33,000 shares owned by Mr. Ferrando and his wife as tenants by the entirety.

(10)	Includes 12,805 unvested shares of restricted stock.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, certain of our officers, and persons who beneficially own more than 10% of our stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. Based solely on a review of the copies of such reports furnished to us during the year ended December 31, 2016, and written representations that no reports on Form 5 were required, our directors, executive officers, and greater than 10% beneficial owners complied with all such applicable filing requirements.

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
The following statement made by our Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such statement by reference.
The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
Compensation Committee:
Michael Larson, Chair
Rick L. Burdick
G. Mike Mikan

COMPENSATION DISCUSSION AND ANALYSIS
Overview
Our compensation programs are administered by the Compensation Committee (referred to as the “Committee” in this section) of the Board. The Committee primarily assists our Board in fulfilling its compensation oversight responsibilities by, among other things:

•	reviewing our director compensation program and suggesting changes in director compensation to the Board, if appropriate;

•	reviewing and approving the compensation of our CEO and other senior executive officers and setting annual and long-term performance goals for these individuals;

•	reviewing and approving the compensation of all of our corporate officers;

•	reviewing the Company’s program for management development and succession planning;

•	reviewing and approving performance-based compensation of executive officers as contemplated under Section 162(m) of the Code, including incentive awards and stock-based awards; and

•	administering our equity compensation plans.
Since May 14, 2015, the Committee has consisted of Messrs. Larson (Chair), Burdick, and Mikan.
This section discusses the Company’s compensation policies and programs as it relates to the following “named executive officers” whose compensation information is presented in the tables that follow:

Mike Jackson	Chairman of the Board and Chief Executive Officer
William R. Berman	President and Chief Operating Officer
Cheryl Miller	Executive Vice President and Chief Financial Officer
Jonathan P. Ferrando	Executive Vice President - General Counsel, Corporate Development and Human Resources
Donna Parlapiano	Executive Vice President, Franchise Operations and Corporate Real Estate
Compensation Philosophy and Objectives
The Committee’s fundamental philosophy is to closely link executive compensation with the achievement of performance goals, which are reviewed by our Board, and to create an owner-oriented culture. The Committee’s objectives in administering our compensation program for executive officers are to ensure that we are able to attract and retain highly-skilled executives and to provide a compensation program that incentivizes management to optimize business performance, deploy capital productively, and increase long-term stockholder value. The Committee also believes that overall compensation should be fair for the services rendered and that the compensation structure should be transparent, which is why the key components of executive compensation are limited to a base salary, an annual performance incentive award based solely on the achievement of financial targets, and long-term incentive awards in the form of stock-based awards. The Committee strives to ensure executive compensation aligns management with the Company’s annual and long-term plans and strategy.
Setting Compensation Levels of Executive Officers
The Committee reviews executive compensation at its meetings throughout the year and sets executive compensation based primarily on our financial and operating performance and on executive management’s performance in executing the Company’s business strategy, optimizing the Company’s business performance and productivity of its business operations, and increasing long-term stockholder value. The Committee also considers the scope of an executive’s duties and responsibilities and individual executive performance. Our CEO reviews the performance of other named executive officers and makes recommendations, if any, to the Committee with respect to compensation adjustments for such officers. However, the Committee determines in its sole discretion whether to make any adjustments to the compensation paid to such executive officers.
For 2016, the Committee had no pre-established target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. However, a significant portion of each named executive officer’s total compensation was allocated to compensation in the form of an annual performance-based incentive award and stock-

based awards in order to provide incentives to create and maintain long-term stockholder value. The Committee also reviewed and considered total compensation in setting each element of compensation for our named executive officers.
The Role of the Compensation Consultant. Since 2013, the Committee has engaged PM, an independent compensation consulting firm, to provide research and analysis and to make recommendations as to the form and amount of executive compensation. The Committee sought input from PM on executive compensation matters for 2016, including the design and competitive positioning of our executive compensation program, our peer group, appropriate compensation levels, and evolving compensation trends. See “Board of Directors and Corporate Governance - Board Committees - Compensation Committee” above for more information regarding the Committee’s engagement of PM.
The Role of Peer Companies and Benchmarking. As part of its review of executive compensation for 2016, the Committee reviewed the executive compensation arrangements at peer group companies. Our peer group includes comparable specialty retail companies based on specific financial measures, including, but not limited to, revenue, total assets, market capitalization, and net income. For purposes of 2016 executive compensation decisions, the Committee undertook a review of the peer group used for 2015 with the assistance of PM. The Committee considered several factors in its review and determined, in consultation with PM, that, for 2016, Dollar Tree, Inc. should replace Family Dollar Stores, Inc., since Dollar Tree, Inc. acquired Family Dollar Stores, Inc. during 2015. For 2016, our peer group consisted of the following companies:

AutoZone, Inc.	GameStop Corp.	Nordstrom, Inc.
Bed Bath & Beyond Inc.	The Gap, Inc.	Ross Stores, Inc.
Best Buy Co., Inc.	Genuine Parts Company	Staples, Inc.
CarMax, Inc.	Kohl’s Corporation	Tiffany & Co.
Dollar General Corporation	L Brands, Inc.	The TJX Companies, Inc.
Dollar Tree, Inc.	Macy’s Inc.
The Committee reviewed the executive compensation benchmark data, including a report prepared by PM containing its findings, data, and recommendations, in order to evaluate and confirm whether our executive compensation was within a reasonably competitive range and to set executive compensation for 2016. The Committee, however, did not set executive compensation at a specific target percentile within the peer group. The Committee focuses on providing compensation that is fair for the services rendered and reflects an executive’s experience, performance, and scope of responsibilities, closely linking executive compensation with the achievement of Company performance goals, and creating an owner-oriented culture, where the interests of our executive officers are aligned with the long-term interests of our stockholders.
2016 Financial Performance Highlights
At our 2011 and 2014 Annual Meetings of Stockholders, our executive compensation program was approved, on an advisory basis, by more than 96% and 98% of the votes cast, respectively. The Committee believes that this level of approval is indicative of our stockholders’ strong support of our compensation philosophy and goals, and the Committee has continued to closely link executive compensation with the achievement of performance goals. Since 2011, AutoNation’s earnings per share from continuing operations and total revenue has grown 116% and 56%, respectively.

EPS
116% Growth
$1.93
$2.52
$3.05
$3.53
$3.90
$4.16
2011
2012
2013
2014
2015
2016

Revenue
56% Growth
$13.8B
$15.7B
$17.5B
$19.1B
$20.9B
$21.6B
2011
2012
2013
2014
2015
2016

2016 Executive Compensation Elements
The key elements of our executive compensation program for the year ended December 31, 2016 were:

•	base salary;

•	annual incentive award; and

•	long-term incentive compensation in the form of stock-based awards.
 Executive officers are also entitled to limited perquisites and other benefits as outlined below under “Perquisites and Other Benefits.” The following is a summary of the considerations underlying each component of compensation paid to our named executive officers for 2016.
Base Salary
We provide our named executive officers and other officers with a base salary to compensate them for services rendered during the fiscal year. The Committee reviews and, as appropriate, adjusts the base salaries for our named executive officers. The factors that the Committee considers in setting salaries include the scope of job responsibilities, individual contributions to our success, company-wide performance, and market compensation.
For 2016, the Committee, advised by PM and based on a review of the factors set forth above, adjusted the annual base salaries for Messrs. Berman and Ferrando and Mses. Miller and Parlapiano. For 2016, Mr. Berman’s annual base salary was $775,000, Mr. Ferrando’s was $750,000, and Ms. Miller’s was $600,000. Ms. Parlapiano’s base salary increased to $530,001, effective February 16, 2016.
Annual Incentive Awards
2016 Incentive Awards
A core component of our compensation program is the AutoNation Operating Performance incentive plan (the “AOP”), the annual incentive compensation program in which incentive award-eligible, corporate-level employees participate. The AOP is designed to incentivize management to continually improve our operating performance and to use capital to maximize returns. In February 2016, the Committee established performance goals under the AOP for 2016 based upon specified levels of adjusted operating income per basic share and adjusted operating income as a percentage of gross margin, taking into consideration our 2015 financial results, macroeconomic factors, payout opportunities, and pay-for-performance alignment. These are the same measures used by the Committee in recent years. The 2016 target payout level for the adjusted operating income per basic share performance metric, which is weighted at 75%, represented a significant increase compared to the 2015 target payout level for the same metric. The following table sets forth the 2016 performance metrics under the AOP:

2016 Performance Metrics	Weight	Threshold Payout Level	Target Payout Level	Maximum Payout Level
Adjusted Operating Income Per Basic Share	75%	$7.46(1)	$8.29	$9.94(2)
Adjusted Operating Income as a Percent of Gross Margin	25%	25.7%(3)	26.7%	N/A(4)

(1)	50% of target payout level.

(2)	200% of target payout level.

(3)	81.25% of target payout level.

(4)
There was no maximum for the adjusted operating income as a percentage of gross margin metric under the AOP. Each 0.1 percentage point change in this performance metric represented a plus or minus 1.875% payout versus target.

In calculating the level of our performance under the AOP, certain adjustments are made to operating income for both metrics to ensure that operating performance is measured to incentivize management appropriately (for example, floorplan interest expense is charged against operating income to ensure management manages this expense; on a generally accepted accounting principles basis, floorplan interest expense is not included in operating income). For the adjusted operating income per basic share metric, operating income per basic share is also adjusted for acquisitions and to reflect a capital charge for the repurchase of shares of our common stock. The capital charge is designed to encourage more productive uses of capital and to discourage less productive uses of capital. The adjusted operating income as a percentage of gross margin metric is designed to incentivize management to manage variability in our expense structure and to increase the productivity of our operations so that bottom-line profitability and stockholder value are maximized.
The Committee, in its sole discretion, determines which of our executive officers or other key employees will participate in a separate incentive compensation plan designed to create a direct link between pay and performance for our senior officers and to ensure that annual cash incentive awards payable to our senior officers are tax-deductible by the Company pursuant to Section 162(m) of the Code. The incentive compensation plan for our senior officers that was approved by the Company’s stockholders in 2012 is titled the “AutoNation, Inc. Senior Executive Incentive Bonus Plan” and is referred to as the “Executive Incentive Plan.” Historically, the Committee has selected only those officers who were likely to receive annual compensation in excess of $1 million. Our executive officers may participate in either the AOP or the Executive Incentive Plan, but not both. The Committee is also responsible for identifying annual “performance factors” and establishing specific performance targets with respect thereto that must be met in order for annual incentive awards to be paid under the Executive Incentive Plan.
In early 2016, the Committee established an incentive compensation program for 2016 under the Executive Incentive Plan for each of our named executive officers. Under the terms of the Executive Incentive Plan, the Committee set specific annual performance goals and established an objective formula for calculating the amount of the target awards for the participants. The 2016 performance metrics that the Committee established under the Executive Incentive Plan were the same as those that the Committee established for 2016 under the AOP (set forth above) for all other corporate bonus plan participants. The Committee believes that symmetry between the AOP and the Executive Incentive Plan assures that all participants are appropriately aligned to achieve our objectives.
One hundred percent of the target award for each participant in the AOP and the Executive Incentive Plan was based upon achievement of the predetermined performance goals. Incentive awards under the AOP and the Executive Incentive Plan were payable on a sliding scale based on the Company’s actual achievement relative to the predetermined goals, with the possibility that awards earned may exceed or be less than the targeted payout level. The Committee had absolute “negative discretion” to eliminate or reduce the amount of any award under the AOP and the Executive Incentive Plan.
In 2016, as part of its retention efforts with respect to Mr. Jackson, the Committee established a three-year deferred incentive compensation program for Mr. Jackson (referred to as the “Deferred Bonus Program”), which provided that a portion of the incentive compensation earned by Mr. Jackson (equal to the amount earned in respect of 33 1/3% of his base salary) for each of 2016, 2017, and 2018 would be paid to him on a deferred basis in February 2019 (without interest), subject to certain terms and conditions.
For 2016, the Committee, advised by PM and based on a review of peer group data, our financial performance, and the performance of our senior executives, adjusted the target awards for each of our named executive officers under the Executive Incentive Plan. The following table sets forth the 2016 threshold and target awards, expressed as a percentage of salary, established for each named executive officer.

Participant	2016 Threshold (% of Salary)	2016 Target (% of Salary)	2016 Maximum
Mike Jackson	40.62%	200%	(1)
William R. Berman	20.31%	100%	(1)
Cheryl Miller	14.22%	70%	(1)
Jonathan P. Ferrando	20.31%	100%	(1)
Donna Parlapiano	12.19%	60%	(1)

(1)
The maximum payout level for the adjusted operating income per basic share metric was 200% versus target. While there was no maximum for the adjusted operating income as a percentage of gross margin metric, the maximum amount payable to any one participant in any one year is $5,000,000 under the Executive Incentive Plan. Each 0.1 percentage point change in the adjusted operating income as a percentage of gross margin metric represented a plus or minus 1.875% payout.

 Actual results for 2016 were below the performance targets set by the Committee, and, as a result, the annual cash incentive payouts to our named executive officers (and all other eligible employees) were below target. Based on our financial performance against the performance targets, incentive awards under the AOP and the Executive Incentive Plan were paid at 80.97% of the targeted levels. Performance under the AOP and the Executive Incentive Plan for 2016 was calculated as follows:

2016 Performance Metrics	Weight	Target Payout Level	Attainment	Payout	Weighted Payout
Adjusted Operating Income Per Basic Share	75%	$8.29	$7.90	76.50%	57.38%
Adjusted Operating Income as a Percent of Gross Margin	25%	26.7%	26.4%	94.38%	23.59%
Achieved Payout Level					80.97%
Actual payouts to our named executive officers are shown in the table titled “Summary Compensation Table” below.  Pursuant to the Deferred Bonus Program, a portion of the 2016 incentive compensation earned by Mr. Jackson under the Executive Incentive Plan (equal to $337,375) will be paid to him on a deferred basis in February 2019 (without interest), subject to certain terms and conditions.
The portion of the 2013, 2014, and 2015 incentive compensation earned by Mr. Jackson under the Executive Incentive Plan, which was subject to a prior deferred bonus program and previously reported in prior proxy statements, was paid to Mr. Jackson during the first quarter of 2016.
Long-Term Incentive Awards
The Committee grants stock-based awards to our named executive officers in order to provide long-term incentives, which align the long-term interests of management with the long-term interests of our stockholders. The Committee believes that stock-based awards motivate our named executive officers to focus on optimizing our long-term business performance and stockholder value and create an owner-oriented culture. For 2016, the Committee administered our equity compensation plans and approved all stock-based awards under the AutoNation, Inc. 2008 Employee Equity and Incentive Plan (the “2008 Plan”), which was approved by our stockholders at the 2008 Annual Meeting of Stockholders.
Stock-based awards are approved on an annual basis in amounts determined by the Committee, while carefully considering the cost to us and our stockholders, including common stock dilution. For 2016, the sum of all stock-based awards granted to AutoNation employees represented potential share issuances equal to approximately 0.98% of our outstanding shares of common stock (0.85% relating to stock options and 0.13% relating to restricted stock), based on the number of shares of our common stock outstanding at the beginning of 2016.
In 2016, the Committee approved two types of stock-based awards: stock options and restricted stock. Consistent with prior practice for Executive Vice Presidents and more senior officers, Messrs. Jackson, Berman, and Ferrando and Ms. Miller received stock options only. Ms. Parlapiano (who served as a Senior Vice President of the Company during 2016) received a mix of stock options and restricted stock. Other eligible employees received either a mix of stock options and restricted stock, or restricted stock only.
For 2016, the Committee approved an annual stock option award for each eligible employee in February 2016 and granted the stock option award on the first trading day in March. In addition, for 2016 the Committee approved an annual restricted stock award for each eligible employee in February 2016 and granted the award on the first trading day in March. In connection with new hires or promotions, the Committee has from time to time approved stock-based awards later in the year.
Stock option and restricted stock grants are made to eligible employees on the same terms, other than the number of options or number of shares of restricted stock granted, which varies primarily by position and based on individual performance.
As discussed below under “2017 Executive Compensation Decisions,” for 2017, the Committee, advised by PM and based on a review of market data, shifted to performance-based restricted stock units from stock options for our named executive officers under our long-term incentive award program.

2016 Stock-Based Awards
In February 2016, the Committee approved the 2016 annual stock option awards for eligible employees, including our named executive officers. Each stock option award that was approved in February 2016 was granted on March 1, 2016. The 2016 stock option grants have an exercise price equal to the closing price per share on the grant date, will vest in 25% annual increments on each of the first four anniversaries of the grant date, and will expire on March 1, 2026. Detailed information regarding the 2016 stock option grants to our named executive officers is provided in the table entitled “Grants of Plan-Based Awards in Fiscal 2016” below.
Since the Committee approved the 2016 annual stock option awards in February 2016, the exercise price for each stock option award was based on the closing price of our common stock on a pre-determined date subsequent to the approval of such award. The Committee believes that this practice is fair and reasonable to the award recipients, the Company, and its stockholders.
In February 2016, the same date that it approved the 2016 stock option awards, the Committee approved the 2016 restricted stock awards for eligible employees, including Ms. Parlapiano. No other named executive officer received shares of restricted stock in 2016. See “Grants of Plan-Based Awards in Fiscal 2016” below. The restricted stock awards that were approved in February 2016 were granted on March 1, 2016 and will vest in 25% annual increments on each of the first four anniversaries of March 1, 2016. Recipients of restricted stock have the right to vote and receive dividends on the stock underlying the restricted stock award. Any stock received as a dividend on shares underlying a restricted stock award will be subject to the same restrictions as the shares of stock underlying such restricted stock award.
Perquisites and Other Benefits
Our compensation program for named executive officers also includes limited perquisites and other benefits, including participation in the Company’s life and health insurance and similar benefit programs (including the AutoNation 401(k) Plan and the AutoNation, Inc. Deferred Compensation Plan) on the same general terms as other participants in these programs, participation in Company car programs entitling the executives to a demonstrator vehicle and/or a vehicle allowance, and use of an on-site fitness facility. In addition, Mr. Jackson’s employment agreement provides for personal use of corporate aircraft of up to 70 hours per year.
Employment Agreement with CEO
In January 2015, we entered into an amended employment agreement with Mike Jackson, pursuant to which Mr. Jackson will continue to serve as Chairman and Chief Executive Officer until December 31, 2019. The Committee believes that entering into the employment agreement with Mr. Jackson furthered our efforts to retain him. See “Summary Compensation Table” below for more information.
Severance and Change in Control Policy and Agreements for Post-Termination Payments
We have a policy governing severance and change in control agreements with the Company’s named executive officers, which is set forth in our Corporate Governance Guidelines. Generally, the policy provides that we will not enter into any severance agreements with senior executives that provide specified benefits in an amount exceeding 299% of the sum of such executive’s base salary plus bonus unless such severance agreement has been submitted to a stockholder vote. Further, unless such severance agreement has been submitted to a stockholder vote, we will not enter into a severance agreement that provides for the payment of specified benefits to an executive triggered by (i) a change in control of our Company that is approved by stockholders but not completed, or (ii) a completed change in control of the Company in which the named executive officer remains employed in a substantially similar capacity by the successor entity. We have not entered into any change in control agreements with any of our named executive officers.
We have entered into an employment agreement with Mr. Jackson that provides for payments or benefits to him at, following, or in connection with, termination under certain circumstances. In addition, the 2008 Plan provides for accelerated vesting in the event of a change in control . These provisions are designed to promote stability and continuity of senior management. A description of the applicable potential payments pursuant to such provisions for the named executive officers is provided under “Potential Payments Upon Termination or Change in Control” below.

Policy Regarding Recoupment of Certain Incentive Compensation
In February 2015, the Board adopted the AutoNation, Inc. Policy Regarding Recoupment of Certain Incentive Compensation (the “Policy”). Under the Policy, if an officer (as defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended) of the Company engages in fraud, intentional misconduct, or gross negligence, and as a result, we are required to restate our financial statements due to material noncompliance with any financial reporting requirement, then we may require reimbursement or forfeiture of all or a portion of any excess incentive compensation paid to or received by such officer, during the three-year period preceding the date on which we are required to prepare the restatement, that would not have been paid or received under the specific terms of the applicable incentive award had the financial results been originally reported as set forth in the restatement. Each of our named executive officers is covered by the Policy. A copy of the policy is available at investors.autonation.com.
Consideration of the Company’s Stockholder Vote on Executive Compensation
At the 2011 Annual Meeting of Stockholders, our stockholders voted, on an advisory basis, to approve a triennial holding of the advisory vote on executive compensation. In addition, at our 2011 and 2014 Annual Meetings of Stockholders, our executive compensation program was approved, on an advisory basis, by more than 96% and 98% of the votes cast, respectively. The Committee believes that the positive outcome of the “say-on-pay” vote demonstrates strong stockholder support for the compensation arrangements established by the Committee for our named executive officers, and accordingly, it has not changed its overall approach.
At this year’s Annual Meeting, we are holding a non-binding, advisory vote on executive compensation and a non-binding, advisory vote on the frequency of the advisory vote on executive compensation. See “Items To Be Voted On - Proposal 3: Advisory Vote on Executive Compensation” and “Items To Be Voted On - Proposal 4: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.”
The Committee believes that our executive compensation program aligns pay with performance and reflects responsible corporate governance practices regarding executive compensation. The Committee will consider the results of the 2017 advisory vote on executive compensation when making future decisions regarding the structure and implementation of our executive compensation program.
2017 Executive Compensation Decisions
In January 2017, the Board approved the AutoNation, Inc. 2017 Employee Equity and Incentive Plan (the “2017 Plan”), subject to stockholder approval at the Annual Meeting. The 2017 Plan was adopted to advance the interests of the Company by providing eligible individuals of the Company and its affiliates with an opportunity to acquire or increase a proprietary interest in the Company, and to receive performance-based cash and equity incentive compensation, in order to create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and to encourage such eligible individuals to remain in the employ of the Company or its affiliates.
If approved by our stockholders, the 2017 Plan will replace the AutoNation, Inc. 2008 Employee Equity and Incentive Plan (the “2008 Plan”), which will be discontinued at that time (but the outstanding awards under the 2008 Plan will continue to remain in effect in accordance with their terms). No awards have been granted under the 2008 Plan during 2017, and if the 2017 Plan is approved by our stockholders, no additional awards will be granted under the 2008 Plan, and the remaining shares available under the 2008 Plan will no longer be available for issuance. The 2017 Plan is also intended to replace the Executive Incentive Plan. The last performance period under the Executive Incentive Plan ended on December 31, 2016. See “Items To Be Voted On - Proposal 5: Approval of the AutoNation, Inc. 2017 Employee Equity and Incentive Plan.”
Also in January 2017, the Committee, advised by PM and based on a review of peer group data, our financial performance, and the performance of our senior executives, adjusted the compensation levels and modified our long-term incentive award program for our named executive officers as described below.
Base Salary Adjustments. Effective February 16, 2017, Mr. Berman’s annual base salary is $925,000, Ms. Miller’s is $650,000, and Ms. Parlapiano’s is $650,000.

2017 Annual Incentive Awards. In January 2017, the Committee established, under the 2017 Plan, an annual cash incentive compensation program for our named executive officers and other executive officers, subject to stockholder approval of the 2017 Plan at the Annual Meeting, based on a specific performance goal for 2017.
The performance goal that the Committee established for 2017 under the 2017 Plan is based upon the achievement of a specified level of adjusted operating income per basic share (with a net charge to actual results for capital deployed for share repurchases) during 2017, subject to adjustment for acquisitions and certain extraordinary or other items. This performance goal also constitutes the performance goal that has been established for incentive award-eligible, corporate-level employees of the Company under the AOP to ensure that the corporate management team is fully aligned. Incentive awards under both the AOP and the 2017 Plan will be payable on a sliding scale based on our actual achievement relative to the predetermined goals, with the possibility that awards earned may exceed or be less than the targeted level. The Committee will have absolute “negative discretion” to eliminate or reduce the amount of any award under the AOP and the 2017 Plan.
The target awards for our named executive executive officers under the 2017 annual cash incentive compensation program are based on the same percentages of salary used for 2016, except for Ms. Parlapiano, whose target award was increased to 70% of her base salary. In addition, for 2017, the maximum award for each of our named executive officers under the program was set at two times the applicable base salary target percentage.
2017 Long-Term Incentive Awards. In the first quarter of 2017, the Committee approved the 2017 long-term incentive plan that includes stock-based awards subject to performance goals for our named executive officers under the 2017 Plan. Our named executive officers and other executive officers received four RSU grants on March 1, 2017: grant 1 is a grant of RSUs subject to a one-year performance period (2017) based on a measure of earnings and a four-year vesting schedule pursuant to which 25% of the grant vests on each of the first four anniversaries of the grant date; and grants 2 through 4 are grants of RSUs subject to a one-year performance period (2017) based on a measure of earnings and a three-year performance period (2017-2019) that commences on the same date (based on an additional measure of earnings for grant 2, a measure of return on invested capital for grant 3, and certain customer satisfaction indices for grant 4), which cliff vest following the three-year performance period based on actual performance. The eligible, non-executive officer employees received grants of RSUs, also on March 1, 2017, subject to a four-year vesting schedule pursuant to which 25% of the award vests on each of the first four anniversaries of the grant date.
Company Policy on Section 162(m) Limits on Deductibility of Compensation
Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any year with respect to compensation paid to our Chief Executive Officer and each of our three other highest-paid named executive officers, other than our Chief Financial Officer, unless such compensation is performance-based as provided by Section 162(m) and related regulations. Although we generally have attempted to structure executive compensation so as to preserve deductibility, we also believe that there may be circumstances in which our interests are best served by maintaining flexibility in the manner in which compensation is provided, even if that might result in the non-deductibility of certain compensation under the Code. Accordingly, the Committee has from time to time approved elements of compensation for certain senior officers that are not fully deductible, and the Committee reserves the right to do so in the future.

Executive Stock Ownership Guidelines
In order to further align the long-term interests of management and stockholders and to ensure an owner-oriented culture, the Board has set stock ownership guidelines for our Chief Executive Officer, President, and each Executive Vice President. In January 2017, the Board amended these guidelines to provide that a covered executive is expected to retain 50% of any shares of our common stock, net of applicable tax withholding and the payment of any exercise or purchase price (if applicable), he or she receives upon the vesting or settlement of any equity awards or the exercise of any employee stock options, until the applicable threshold under the guidelines is met. In addition, the amended guidelines provide that each covered executive is expected to satisfy the guidelines by the later of January 31, 2022 or five years after he or she became a covered executive.
The following table sets forth information regarding the number and dollar value of shares held by our named executive officers as of February 21, 2017 and lists the specific ownership requirements under the ownership guidelines.

EXECUTIVE STOCK OWNERSHIP GUIDELINES
Name	Ownership as of February 21, 2017		Ownership Requirement
	Number of Shares(1)	Dollar Value of Shares(2)
Mike Jackson	114,463	$5,525,129	$5,000,000 (4 x Salary)
William R. Berman	—	—	$3,700,000 (4 x Salary)
Cheryl Miller	5,351	$258,293	$1,300,000 (2 x Salary)
Jonathan P. Ferrando	50,000	$2,413,500	$1,500,000 (2 x Salary)
Donna Parlapiano	3,367	$162,525	$1,300,000 (2 x Salary)

(1)	Includes common stock beneficially owned by each executive and excludes shares underlying stock options and unvested restricted stock.

(2)	The value of the shares is based on the closing price of our common stock on February 21, 2017 ($48.27).
Conclusion
The Committee believes that our compensation programs appropriately reward executive performance and align the interests of our named executive officers and key employees with the long-term interests of our stockholders, while also enabling the Company to attract and retain talented executives. The Committee will continue to evolve and administer our compensation program in a manner that the Committee believes will be in the best interests of our stockholders.

COMPENSATION TABLES
Summary Compensation Table
The following table provides information regarding compensation earned by each of our named executive officers for 2016, 2015, and 2014, except in the case of Mr. Berman and Ms. Parlapiano who were not named executive officers in 2014.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)		Total ($)
Mike Jackson Chairman of the Board and Chief Executive Officer	2016	1,250,000		—	—	7,717,160	2,024,250	(4)	—	109,968	(5)	11,101,378
	2015	1,250,000		—	—	7,074,586	1,699,313	(4)	—	114,905		10,138,804
	2014	1,250,000		—	—	7,110,567	2,082,375	(4)	—	163,654		10,606,596
William R. Berman President and Chief Operating Officer	2016	771,875		—	—	1,884,002	627,518		—	45,315	(6)	3,328,710
	2015	687,731		—	—	2,156,578	507,528		—	431,113		3,782,950

Cheryl Miller Executive Vice President and Chief Financial Officer	2016	596,875		—	—	1,557,924	340,074		—	43,811	(7)	2,538,684
	2015	522,917		—	—	1,078,289	309,275		—	43,056		1,953,537
	2014	446,552		—	190,172	1,797,871	316,521		—	22,570		2,773,686
Jonathan P. Ferrando Executive Vice President - General Counsel, Corporate Development and Human Resources	2016	747,917		—	—	2,608,618	607,275		—	43,212	(8)	4,007,022
	2015	700,000		—	—	2,970,749	570,969		—	33,921		4,275,639
	2014	700,000		—	—	2,985,859	699,678		—	30,708		4,416,245
Donna Parlapiano Executive Vice President, Franchise Operations and Corporate Real Estate	2016	532,084	(9)	—	315,180	322,889	257,485		—	17,571	(10)	1,445,209
	2015	515,208		102,000	286,207	266,263	193,722		—	17,393		1,380,793

(1)
The amounts reported reflect the aggregate grant date fair value of each award computed in accordance with FASB ASC Topic 718 for each year shown in the table. For a description of the assumptions used in the calculation of these amounts, see Note 10 of the Notes to Consolidated Financial Statements in our Annual Reports on Form 10-K for the years ended December 31, 2016, 2015, and 2014, respectively.

(2)
The amounts reported represent amounts paid under the Executive Incentive Plan for Messrs. Jackson, Berman, and Ferrando and Ms. Miller, in each case in respect of the year shown. For Ms. Parlapiano, the amounts reported represent amounts paid under the Executive Incentive Plan for 2016 and under the AOP for 2015.

(3)
The amounts reported for personal usage by Mr. Jackson of corporate aircraft are calculated based on the aggregate incremental cost to the Company. Such incremental cost to the Company is calculated based on the direct operating costs to the Company, including fuel costs, crew fees and travel expenses, trip-related repairs and maintenance, landing fees, and other direct operating costs. The amounts reported for personal usage of cars are based on imputed income attributable to each named executive officer calculated in accordance with Treasury regulations, which amounts we believe are equal to or greater than our incremental costs of providing such usage. In addition to the perquisites and other benefits identified in the footnotes below, our named executive officers also are eligible to use our on-site fitness facility, and from time to time, use our tickets for sporting and entertainment events for personal purposes, and receive occasional secretarial support with respect to personal matters.

(4)	Includes amounts that are subject to the terms of the Deferred Bonus Program established for Mr. Jackson. See “Compensation Discussion and Analysis - Annual Incentive Awards.”

(5)
Includes $39,374 for personal usage of corporate aircraft, $45,000 for a vehicle allowance, and $23,464 for group term life insurance premiums, as well as the cost of a Company paid executive health examination.

(6)	Includes $40,408 for demonstrator vehicle usage and a vehicle allowance.

(7)	Includes $38,341 for demonstrator vehicle usage, as well as the cost of a Company paid executive health examination.

(8)	Includes $36,709 for demonstrator vehicle usage, as well as a nominal service award.

(9)
Includes $11,250 earned in the form of supplemental salary pursuant to the Brand Champions Program and related compensatory arrangement established for 2015 and described in our 2016 proxy statement. The compensatory arrangement established for the Brand Champions Program was discontinued for 2016.

(10)	Includes $15,600 for vehicle allowance.
Employment Agreement with CEO. On January 15, 2015, we entered into an amended employment agreement with Mr. Jackson pursuant to which he serves as our Chairman and Chief Executive Officer. The agreement, which expires on December 31, 2019 (subject to earlier termination in certain circumstances), provides for a continuation of his base salary of $1,250,000 per year, subject to future increases as determined by the Compensation Committee. Mr. Jackson’s employment agreement also provides for his participation in the Executive Incentive Plan (or any successor or substitute to the Plan), with bonus eligibility and performance objectives as established by the Compensation Committee, provided that the target award level will be no less than 150% of his base salary. For 2016, Mr. Jackson’s target award under the Executive Incentive Plan was equal to 200% of his base salary. A portion of his annual incentive awards is payable on a deferred basis (without interest), subject to certain terms and conditions, as described above under “Compensation Discussion and Analysis - Annual Incentive Awards.” The agreement provides that Mr. Jackson will participate in our equity awards program during each year of his employment at the discretion of the Compensation Committee. See “Potential Payments Upon Termination or Change in Control” for a description of certain provisions in his employment agreement that provide for payments or benefits to him at, following, or in connection with, termination under certain circumstances. The agreement also contains non-competition covenants and provides that Mr. Jackson is entitled to certain benefits during his employment, including limited personal use of our corporate aircraft.
Grants of Plan-Based Awards in Fiscal 2016
The following table sets forth certain information with respect to (i) the 2016 non-equity incentive plan awards granted to Messrs. Jackson, Berman, and Ferrando and Mses. Miller and Parlapiano under the Executive Incentive Plan, and (ii) the 2016 stock-based awards granted to each of our named executive officers under the 2008 Plan. The material terms of these awards are described above in the sections titled “Annual Incentive Awards” and “Long-Term Incentive Awards” under “Compensation Discussion and Analysis.”

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2016
Name	Award Type	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
				Threshold ($)	Target ($)	Maximum($)(1)
Mike Jackson	Option	3/1/2016	2/18/2016					426,000	52.53	7,717,160
	Annual Cash			507,750	2,500,000	5,000,000
William R. Berman	Option	3/1/2016	2/18/2016					104,000	52.53	1,884,002
	Annual Cash			157,403	775,000	5,000,000
Cheryl Miller	Option	3/1/2016	2/18/2016					86,000	52.53	1,557,924
	Annual Cash			85,302	420,000	5,000,000
Jonathan P. Ferrando	Option	3/1/2016	2/18/2016					144,000	52.53	2,608,618
	Annual Cash			152,325	750,000	5,000,000
Donna Parlapiano	Restricted Stock	3/1/2016	2/18/2016				6,000			315,180
	Option	3/1/2016	2/18/2016					17,824	52.53	322,889
	Annual Cash			64,586	318,001	5,000,000

(1)	$5,000,000 is the maximum allowable award under the Executive Incentive Plan.

(2)	Amounts reported in this column are based on the grant date fair value of awards computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at End of Fiscal 2016
The following table provides information concerning unexercised options and unvested restricted stock held by our named executive officers as of December 31, 2016.

OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2016
		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Mike Jackson(2)	9/1/2009	33,006	—	18.02	3/2/2019	—	—
	3/1/2010	37,104	—	18.20	3/1/2020	—	—
	6/1/2010	37,104	—	19.64	3/1/2020	—	—
	9/1/2010	37,104	—	23.21	3/1/2020	—	—
	12/1/2010	37,104	—	26.49	3/1/2020	—	—
	3/1/2011	32,231	—	32.50	3/1/2021	—	—
	6/1/2011	32,231	—	34.51	3/1/2021	—	—
	9/1/2011	32,231	—	40.37	3/1/2021	—	—
	12/1/2011	32,231	—	35.99	3/1/2021	—	—
	3/1/2012	29,294	—	34.09	3/1/2022	—	—
	6/1/2012	29,294	—	35.00	3/1/2022	—	—
	9/4/2012	29,294	—	41.16	3/1/2022	—	—
	12/3/2012	29,294	—	38.63	3/1/2022	—	—
	3/1/2013	18,987	10,875	43.45	3/1/2023	—	—
	6/3/2013	18,987	10,875	46.22	3/1/2023	—	—
	9/3/2013	18,987	10,875	47.25	3/1/2023	—	—
	12/2/2013	18,987	10,875	48.80	3/1/2023	—	—
	3/3/2014	23,865	41,006	52.65	3/3/2024	—	—
	6/2/2014	23,866	41,006	57.44	3/3/2024	—	—
	9/2/2014	23,866	41,006	54.04	3/3/2024	—	—
	12/1/2014	23,866	41,006	58.29	3/3/2024	—	—
	3/2/2015	11,932	61,509	62.60	3/2/2025	—	—
	6/1/2015	11,933	61,509	62.93	3/2/2025	—	—
	9/1/2015	11,933	61,509	58.08	3/2/2025	—	—
	12/1/2015	11,933	61,509	64.48	3/2/2025	—	—
	3/1/2016	—	426,000	52.53	3/1/2026	—	—
William R. Berman	3/1/2010	2,381	—	18.20	3/1/2020	—	—
	6/1/2010	2,381	—	19.64	3/1/2020	—	—
	9/1/2010	2,381	—	23.21	3/1/2020	—	—
	12/1/2010	2,381	—	26.49	3/1/2020	—	—
	3/1/2011	2,068	—	32.50	3/1/2021	—	—
	6/1/2011	2,068	—	34.51	3/1/2021	—	—
	9/1/2011	2,068	—	40.37	3/1/2021	—	—
	12/1/2011	2,068	—	35.99	3/1/2021	—	—
	3/1/2012	2,352	—	34.09	3/1/2022	—	—
	6/1/2012	2,352	—	35.00	3/1/2022	—	—
	9/4/2012	2,352	—	41.16	3/1/2022	—	—
	12/3/2012	2,352	—	38.63	3/1/2022	—	—
	3/1/2013	—	—	—	—	678	32,985
	3/1/2013	1,524	509	43.45	3/1/2023	—	—
	6/3/2013	1,524	509	46.22	3/1/2023	—	—
	9/3/2013	1,524	509	47.25	3/1/2023	—	—
	12/2/2013	1,524	509	48.80	3/1/2023	—	—
	3/3/2014	—	—	—	—	1,136	55,266

OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2016
		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
William R. Berman	3/3/2014	852	852	52.65	3/3/2024	—	—
(continued)	6/2/2014	852	852	57.44	3/3/2024	—	—
	9/2/2014	852	852	54.04	3/3/2024	—	—
	12/1/2014	1,370	1,371	58.29	3/3/2024	—	—
	3/2/2015	6,250	18,750	62.60	3/2/2025	—	—
	6/1/2015	6,250	18,750	62.93	3/2/2025	—	—
	9/1/2015	6,250	18,750	58.08	3/2/2025	—	—
	12/1/2015	6,250	18,750	64.48	3/2/2025	—	—
	3/1/2016	—	104,000	52.53	3/1/2026
Cheryl Miller	6/1/2009	245	—	16.99	3/2/2019	—	—
	9/1/2009	246	—	18.02	3/2/2019	—	—
	12/1/2009	246	—	17.70	3/2/2019	—	—
	3/1/2010	715	—	18.20	3/1/2020	—	—
	6/1/2010	715	—	19.64	3/1/2020	—	—
	9/1/2010	1,010	—	23.21	3/1/2020	—	—
	12/1/2010	1,010	—	26.49	3/1/2020	—	—
	3/1/2011	1,243	—	32.50	3/1/2021	—	—
	6/1/2011	1,243	—	34.51	3/1/2021	—	—
	9/1/2011	1,243	—	40.37	3/1/2021	—	—
	12/1/2011	1,243	—	35.99	3/1/2021	—	—
	3/1/2012	1,229	—	34.09	3/1/2022	—	—
	6/1/2012	1,229	—	35.00	3/1/2022	—	—
	9/4/2012	1,229	—	41.16	3/1/2022	—	—
	12/3/2012	1,229	—	38.63	3/1/2022	—	—
	3/1/2013	—	—	—	—	384	18,682
	3/1/2013	862	288	43.45	3/1/2023	—	—
	6/3/2013	862	288	46.22	3/1/2023	—	—
	9/3/2013	862	288	47.25	3/1/2023	—	—
	12/2/2013	862	288	48.80	3/1/2023	—	—
	3/3/2014	—	—	—	—	1,806	87,862
	3/3/2014	25,603	25,604	52.65	3/3/2024	—	—
	6/2/2014	5,603	5,604	57.44	3/3/2024	—	—
	9/2/2014	5,603	5,604	54.04	3/3/2024	—	—
	12/1/2014	5,603	5,604	58.29	3/3/2024	—	—
	3/2/2015	3,125	9,375	62.60	3/2/2025	—	—
	6/1/2015	3,125	9,375	62.93	3/2/2025	—	—
	9/1/2015	3,125	9,375	58.08	3/2/2025	—	—
	12/1/2015	3,125	9,375	64.48	3/2/2025	—	—
	3/1/2016	—	86,000	52.53	3/1/2026	—	—
Jonathan P. Ferrando	3/1/2010	18,341	—	18.20	3/1/2020	—	—
	6/1/2010	38,341	—	19.64	3/1/2020	—	—
	9/1/2010	38,341	—	23.21	3/1/2020	—	—
	12/1/2010	38,341	—	26.49	3/1/2020	—	—
	3/1/2011	33,303	—	32.50	3/1/2021	—	—
	6/1/2011	33,303	—	34.51	3/1/2021	—	—
	9/1/2011	33,303	—	40.37	3/1/2021	—	—
	12/1/2011	33,303	—	35.99	3/1/2021	—	—
	3/1/2012	30,270	—	34.09	3/1/2022	—	—
	6/1/2012	30,270	—	35.00	3/1/2022	—	—

OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2016
		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Jonathan P. Ferrando	9/4/2012	30,270	—	41.16	3/1/2022	—	—
(continued)	12/3/2012	30,270	—	38.63	3/1/2022	—	—
	3/1/2013	19,620	6,540	43.45	3/1/2023	—	—
	6/3/2013	19,620	6,540	46.22	3/1/2023	—	—
	9/3/2013	19,620	6,540	47.25	3/1/2023	—	—
	12/2/2013	19,620	6,540	48.80	3/1/2023	—	—
	3/3/2014	17,219	17,219	52.65	3/3/2024	—	—
	6/2/2014	17,219	17,219	57.44	3/3/2024	—	—
	9/2/2014	17,219	17,219	54.04	3/3/2024	—	—
	12/1/2014	17,219	17,220	58.29	3/3/2024	—	—
	3/2/2015	8,609	25,829	62.60	3/2/2025	—	—
	6/1/2015	8,609	25,829	62.93	3/2/2025	—	—
	9/1/2015	8,609	25,829	58.08	3/2/2025	—	—
	12/1/2015	8,609	25,830	64.48	3/2/2025	—	—
	3/1/2016	—	144,000	52.53	3/1/2026	—	—
Donna Parlapiano	3/1/2011	1,041	—	32.50	3/1/2021	—	—
	6/1/2011	1,041	—	34.51	3/1/2021	—	—
	9/1/2011	2,081	—	40.37	3/1/2021	—	—
	12/1/2011	1,041	—	35.99	3/1/2021	—	—
	3/1/2012	1,892	—	34.09	3/1/2022	—	—
	6/1/2012	1,892	—	35.00	3/1/2022	—	—
	9/4/2012	2,838	—	41.16	3/1/2022	—	—
	12/3/2012	2,838	—	38.63	3/1/2022	—	—
	3/1/2013	—	—	—	—	1,090	53,029
	3/1/2013	2,452	818	43.45	3/1/2023	—	—
	6/3/2013	2,452	818	46.22	3/1/2023	—	—
	9/3/2013	2,452	818	47.25	3/1/2023	—	—
	12/2/2013	2,452	818	48.80	3/1/2023	—	—
	3/3/2014	—	—	—	—	2,286	111,214
	3/3/2014	1,713	1,714	52.65	3/3/2024	—	—
	6/2/2014	1,713	1,714	57.44	3/3/2024	—	—
	9/2/2014	1,713	1,714	54.04	3/3/2024	—	—
	12/1/2014	1,713	1,714	58.29	3/3/2024	—	—
	3/2/2015	—	—	—	—	3,429	166,821
	3/2/2015	856	2,571	62.60	3/2/2025	—	—
	6/1/2015	856	2,571	62.93	3/2/2025	—	—
	9/1/2015	856	2,571	58.08	3/2/2025	—	—
	12/1/2015	856	2,571	64.48	3/2/2025	—	—
	3/1/2016	—	—	—	—	6,000	291,900
	3/1/2016	—	17,824	52.53	3/1/2026	—	—

(1)
Stock options and shares of restricted stock vested or will vest in 25% annual increments on each of the first, second, third, and fourth anniversaries of June 1 of the year in which they were granted for awards granted prior to 2016 and March 1 of the year in which they were granted for awards granted in 2016.

(2)
All options held by Mr. Jackson are owned by a trust of which he is the sole trustee and beneficiary. Options transferred by Mr. Jackson during 2016 and in previous years pursuant to transactions that were exempt from Section 16 of the Exchange Act pursuant to Rule 16a-12 promulgated thereunder are not shown in the table.

(3)	Based on the closing price per share of our common stock on December 30, 2016 ($48.65).

Option Exercises and Stock Vested in Fiscal 2016
The following table provides information concerning exercises of stock options and vesting of restricted stock held by the named executive officers during 2016.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2016
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mike Jackson	—	—	—	—
William R. Berman	—	—	2,030	100,830
Cheryl Miller	—	—	1,731	85,979
Jonathan P. Ferrando	40,000	1,298,776	—	—
Donna Parlapiano	—	—	4,638	230,369
Non-Qualified Deferred Compensation in Fiscal 2016
The AutoNation, Inc. Deferred Compensation Plan (“DCP”) affords the named executive officers and certain other employees the opportunity to defer up to 75% of base salary and 90% of bonuses and/or commissions on a pre-tax basis. For 2016, we provided matching contributions for both the DCP and the AutoNation 401(k) Plan. Participants eligible for a matching contribution under the DCP were not eligible for the matching contribution in the AutoNation 401(k) Plan. For 2016, we provided eligible participants under the DCP a matching contribution of up to 50% of the first $5,300 deferred (including any amounts that were earned in 2016 but paid and deferred in 2017). The 2016 matching contributions were credited by the Company as of January 3, 2017. One-third of the 2016 matching contributions vested as of January 3, 2017, and an additional one-third will vest in January 2018 and 2019, provided, however, that a participant’s matching contribution will immediately vest in the event of the death of such participant while actively employed, the disability of such participant, or the attainment of age sixty with at least six years of service by such participant. Our non-employee directors are also eligible to defer all or a portion of their annual and committee retainers under the DCP. We do not provide matching contributions to non-employee directors that participate in the DCP.
Earnings on deferrals are based on “deemed” investments in funds selected for inclusion in the DCP by us. The DCP provides daily processing of account transactions including participant deemed investment election changes. Additionally, the DCP provides for payment of vested deferrals and earnings upon separation from service, death, and disability as well as upon specified in-service payment dates selected by the participants. Participants may elect to receive payments upon specified in-service dates (in the form of a lump sum payment or up to five annual installments) or upon separation from service (in the form of a lump sum payment or up to 15 annual installments). The DCP is intended to meet the requirements of Section 409A of the Code and other relevant provisions thereunder and related Treasury regulations.

The following table sets forth the non-qualified deferred compensation activity for each named executive officer during 2016.

NON-QUALIFIED DEFERRED COMPENSATION IN FISCAL 2016
Name	Executive Contributions in Last Fiscal Year ($)		AutoNation Contributions in Last Fiscal Year ($)		Aggregate Earnings (Loss) in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Mike Jackson	337,375	(2)	—		—	1,251,730	337,375	(2)
William R. Berman	127,940	(3)	2,500	(4)	58,668	—	664,782	(5)
Cheryl Miller	36,938	(3)	2,500	(4)	11,046	—	106,580	(6)
Jonathan P. Ferrando	67,097	(3)	2,500	(4)	25,113	24,379	136,885	(7)
Donna Parlapiano	—		—		1,026	—	7,497	(8)

(1)	These amounts are not included in the “Summary Compensation Table.”

(2)
Amount reflects the portion of Mr. Jackson’s non-equity incentive plan compensation for 2016 that was subject to the terms of the Deferred Bonus Program (included in the “Non-Equity Incentive Plan Compensation” column for

2016 in the “Summary Compensation Table”). See “Compensation Discussion and Analysis - Annual Incentive Awards” for additional information regarding the Deferred Bonus Program. Mr. Jackson did not participate in the DCP.

(3)
Amounts are included in the “Salary” column for 2016 in the “Summary Compensation Table,” except for $57,097 for Mr. Ferrando which is reported in the “Non-Equity Incentive Plan Compensation” column for 2015 in the “Summary Compensation Table.”

(4)	Amounts represent 2016 matching contributions under the DCP, which were credited by the Company as of January 3, 2017.

(5)	$80,023 of this amount has been previously reported as compensation in the “Summary Compensation Table” for 2015.

(6)	$12,500 of this amount has been previously reported as compensation in the “Summary Compensation Table” for 2015.

(7)
Amount, other than (a) contributions reported in the “Executive Contributions in Last Fiscal Year” and “AutoNation Contributions in Last Fiscal Year” columns and (b) gains or losses not required to be reported in the “Summary Compensation Table,” has been previously reported as compensation in the “Summary Compensation Table” for previous years.

(8)	$4,002 of this amount has been previously reported as compensation in the “Summary Compensation Table” for 2015.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The tables below reflect the amount of compensation that would have been payable to each of our named executive officers under any contract, agreement, plan, or arrangement with us that provides for any payment to such executive in the event of termination of such executive’s employment or a change in control of the Company, in each case assuming the termination or change in control occurred effective as of December 30, 2016, the last business day of our last completed fiscal year. The amount of compensation payable to each named executive officer upon “termination for cause,” “voluntary termination” (or “voluntary termination for good reason” and “voluntary termination without good reason”), “death or disability,” “retirement,” “involuntary termination without cause,” and “change in control,” as applicable, is shown below. We have prepared the tables based on the assumptions set forth below under “General Assumptions,” and the tables should be considered in conjunction with those assumptions and the disclosures below the tables.
General Assumptions
Stock-Based Awards
In certain cases upon a termination of employment or a change in control, the vesting of unvested stock options and shares of restricted stock is accelerated. To determine the value of each unvested stock option that would accelerate in such cases, we calculated the difference, if positive, between (1) the closing price per share of our common stock on December 30, 2016, which was $48.65, and (2) the exercise price of such stock option, and multiplied such difference by the number of shares underlying such stock option. To determine the market value of unvested shares of restricted stock that would accelerate in such cases, we multiplied (x) the number of unvested shares of restricted stock that would accelerate by (y) $48.65. Since vested stock options are already exercisable upon termination (except in the case of a termination for “cause”), no value is attributable in the tables to the extension of the exercise period for such vested options.

Benefits
Mr. Jackson is eligible for health and welfare benefits, including disability and life insurance, in connection with certain termination events, and in such events the tables below reflect our expense based on the applicable premiums as of January 1, 2017.

Change in Control
We have not entered into any “change in control” agreements with any of our named executive officers. However, under the 2008 Plan, in the event of a “change in control” (as defined in the 2008 Plan and related agreements), all outstanding stock options held by a named executive officer shall become immediately exercisable in full and, unless waived in advance of such change in control by our Board, such executive shall have the right to require us to pay, in cancellation of options, an amount equal to the product of (i) the excess of (a) the fair market value per share of the stock over (b) the option price times (ii) the number of shares of stock specified by such executive in a written notice to us. In addition, in the event of a change in control, all unvested shares of restricted stock held by a named executive officer shall immediately vest. The following tables disclose the value of unvested stock options and unvested shares of restricted stock that would have accelerated if a change in control had taken place on December 30, 2016, the last business day of 2016. To determine such value, we used the formula described above under “Stock-Based Awards.”
The 2017 Plan does not provide for “single trigger” acceleration upon a change in control. See “Items To Be Voted On - Proposal 5: Approval of the AutoNation, Inc. 2017 Employee Equity and Incentive Plan.”
Restrictive Covenant Agreements
Our named executive officers have entered into restrictive covenants and other obligations as contained in various stock-based award agreements, confidentiality, non-solicitation/no-hire and non-compete agreements, and other similar agreements with us in connection with employment or the grant of stock-based awards. Generally, these restrictive covenants provide a restriction of one year in which the named executive officer may not perform certain activities within specified geographic regions. The competitive activities include generally (i) participating or owning an interest in an entity engaged in the auto business (as defined in the applicable agreement) or any other business of the type and character engaged in by us, (ii) employing any person that was employed by us within the prior six months or seeking to induce any such person to leave his or her employment, (iii) soliciting any customer to patronize any business in competition with our business, or (iv) requesting or advising our customers or vendors to withdraw, curtail, or cancel their business with us. In certain cases, the receipt of post-termination payments by our named executive officers is conditioned upon their compliance with these restrictive covenants. In addition, if a named executive officer violates these restrictive covenants or other Company policy, (x) all vested and unvested employee stock options held by him or her would terminate immediately, and he or she would be required to pay to the Company an amount equal to the gain on any exercise of any stock option exercised by him or her during the preceding 12 months and (y) all unvested shares of restricted stock held by him or her would be immediately forfeited, and he or she would be required to pay to the Company an amount equal to the value of any restricted stock that vested during the preceding 12 months. The following tables assume that each of our named executive officers would have complied with these agreements.
Receipt of Benefits
To the extent required in order to comply with Section 409A of the Code, certain payments that would otherwise be made during the six-month period immediately following the executive’s termination of employment may instead be paid on the first business day after the date that is six months following the executive’s “separation from service” within the meaning of Section 409A.
Description of Triggering Events
Termination for Cause (Employment Agreement)
Under our employment agreement with Mr. Jackson, termination for “cause” generally means termination because of (i) the executive’s breach of any of his covenants contained in the employment agreement, (ii) the executive’s failure or refusal to perform the duties and responsibilities required to be performed by the executive under the terms of the employment agreement, (iii) the executive’s willfully engaging in illegal conduct or gross misconduct in the performance of his duties hereunder (provided that no act or failure to act shall be deemed “willful” if done, or omitted to be done, in good faith and with the reasonable belief that such action or omission was in our best interest), (iv) the executive’s commission of an act of fraud or dishonesty affecting us or the commission of an act constituting a felony, or (v) the executive’s violation of our policies in any material respect.

Termination for Cause (Equity Compensation Plans)
Under our equity compensation plans, termination for “cause” generally means termination because of (i) the executive’s conviction for commission of a felony or other crime, (ii) the commission by the executive of any act against us constituting willful misconduct, dishonesty, fraud, theft, or embezzlement, (iii) the executive’s failure, inability, or refusal to perform any of the material services, duties, or responsibilities required of him by us or to materially comply with the policies or procedures established from time to time by us, for any reason other than his illness or physical or mental incapacity, (iv) the executive’s dependence, as determined in good faith by us, on any addictive substance, including, but not limited to, alcohol or any illegal or narcotic drugs, (v) the destruction of or material damage to our property caused by the executive’s willful or grossly negligent conduct, and (vi) the willful engaging by the executive in any other conduct which is demonstrably injurious to us or our subsidiaries, monetarily or otherwise.
Termination for Good Reason
Under our employment agreement with Mr. Jackson, termination for “good reason” generally means the occurrence of (i) a material change by us in the executive’s duties or responsibilities which would cause the executive’s position to become of materially and substantially less responsibility and importance than those associated with his duties or responsibilities as of the date of the employment agreement, or (ii) a material breach of the employment agreement by us, which breach is not cured within ten days after written notice is received by us.
Retirement
Retirement (as defined in our equity compensation plans) generally means the named executive officer’s termination of employment or other service from us or a subsidiary of ours after attainment of age 55 and completion of at least six years of service with us or a subsidiary of ours (disregarding any service with an entity prior to becoming a subsidiary or after ceasing to be a subsidiary).
Change in Control
Change in Control (as defined in the 2008 Plan) generally means if any person shall (i) acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of our issued and outstanding stock (except that no change in control shall be deemed to have occurred if the persons who were our stockholders immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (ii) have the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board.
Mike Jackson

	Termination for Cause	Voluntary Termination for Good Reason	Voluntary Termination Without Good Reason	Death or Disability	Retirement	Involuntary Termination Without Cause	Change in Control
Cash Severance	—	$2,949,313	—	—	—	$2,949,313	—
Deferred Bonus	—	$337,375	—	$337,375	—	$337,375	—
Acceleration of Unvested Stock Options	—	$98,201	$98,201	$98,201	$98,201	$98,201	$98,201
Post-Separation Health and Welfare Benefits	—	$19,854	—	—	—	$19,854	—
Termination for Cause
If we terminate Mr. Jackson’s employment for “cause,” he is not entitled to any payments triggered by the termination, and options held by Mr. Jackson on the date of termination, whether vested or unvested, will be cancelled.
Voluntary Termination for Good Reason
If Mr. Jackson terminates his employment with us for “good reason,” as long as Mr. Jackson is in compliance with the restrictive covenants and confidentiality provisions of his employment agreement and signs a reasonable and mutually acceptable severance agreement (including a release and a covenant of reasonable cooperation), he will be entitled to receive an amount equal to: (i) the sum of his then-current annual base salary plus annual bonus awarded to him in the calendar year prior to such termination of his employment, as well as (ii) the prorata portion (based on the portion of the calendar year actually served by Mr. Jackson) of his annual bonus to which he would have been entitled had his employment not been terminated, to the extent applicable performance targets are met. Payment of the amount due under clause (i) above would be made by us (by lump sum or otherwise) within 30 days following the termination (or at a later date, to the extent required to comply with Section 409A of the Code), and payment of the amount due under clause (ii) above would be made by us (in lump sum) at the same time as the annual bonuses for the relevant year are paid to other bonus-eligible employees (or at a later date, to the extent required to comply with Section 409A of the Code). Since the assumed date of termination is year-end, payment of the amount due under clause (ii) above (which was $2,024,250 for 2016, a portion of which is subject to the terms of the Deferred Bonus Program discussed below) is reflected under the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table,” and not as “Cash Severance” in the table above. In addition, unless he elects retirement treatment under our equity compensation plans, all vested stock options held by Mr. Jackson will survive and be exercisable for the remainder of their initial ten-year term, and all unvested stock options held by him will immediately vest on such termination and will survive and be exercisable for one year following such termination. Mr. Jackson and his dependents will also be entitled to continue to participate in our group health and welfare benefit plans for a period of 18 months following the termination at the same cost to Mr. Jackson as provided to him prior to termination (or we will procure and pay for comparable benefits during such time period).
The Deferred Bonus Program established for Mr. Jackson in 2016 provides that he is entitled, prior to February 2019, to the amounts deferred thereunder in the event of his death or disability (as defined in Section 409A of the Code), if his employment is terminated without cause (as defined in his employment agreement), or if he terminates his employment for good reason (as defined in his employment agreement). See “Compensation Discussion and Analysis - Annual Incentive Awards.” The portion of the 2013, 2014, and 2015 incentive compensation earned by Mr. Jackson under the Executive Incentive Plan, which was subject to a prior deferred bonus program and previously reported in prior proxy statements, was paid to Mr. Jackson during the first quarter of 2016.
Voluntary Termination Without Good Reason
If Mr. Jackson terminates his employment with us without “good reason,” he is not entitled to any payments triggered by the termination. Since Mr. Jackson is eligible for “retirement” (as defined in our equity compensation plans), he would be entitled to the benefit described in the “Retirement” paragraph below.
Termination Due to Death or Disability
If Mr. Jackson’s employment is terminated due to death or disability (as defined in our equity compensation plans), all options held by Mr. Jackson at the time of termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of the expiration date of the option or the third anniversary of the date of termination. In addition, as noted above, if Mr. Jackson’s employment had terminated due to death or disability, he would have been entitled to all amounts deferred under the Deferred Bonus Program established for Mr. Jackson in 2016.
Retirement
In the event of Mr. Jackson’s retirement, all options held by Mr. Jackson at the time of termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of the expiration date of the option or the third anniversary of the date of termination.
Involuntary Termination Without Cause
If we terminate Mr. Jackson’s employment without “cause,” as long as Mr. Jackson is in compliance with the restrictive covenants and confidentiality provisions of his employment agreement and signs a reasonable and mutually acceptable severance agreement (including a release and a covenant of reasonable cooperation), he will be entitled to receive the same payments and other benefits as described in the first paragraph under “Voluntary Termination for Good Reason” above. In addition, as noted above, if we had terminated Mr. Jackson’s employment without “cause,” he would have been entitled to all amounts deferred under the Deferred Bonus Program established for Mr. Jackson in 2016.

Material Conditions and Obligations
Mr. Jackson will be subject to the restrictive covenant agreements described under “General Assumptions - Restrictive Covenant Agreements” above.
William R. Berman

	Termination for Cause	Voluntary Termination	Death or Disability	Retirement	Involuntary Termination Without Cause	Change in Control
Cash Severance	—	—	—	—	—	—
Acceleration of Unvested Stock Options	—	—	$4,596	—	—	$4,596
Acceleration of Unvested Shares of Restricted Stock	—	—	$88,251	—	—	$88,251
Post-Separation Health and Welfare Benefits	—	—	—	—	—	—
Cheryl Miller

	Termination for Cause	Voluntary Termination	Death or Disability	Retirement	Involuntary Termination Without Cause	Change in Control
Cash Severance	—	—	—	—	—	—
Acceleration of Unvested Stock Options	—	—	$2,601	—	—	$2,601
Acceleration of Unvested Shares of Restricted Stock	—	—	$106,544	—	—	$106,544
Post-Separation Health and Welfare Benefits	—	—	—	—	—	—
Jonathan P. Ferrando

	Termination for Cause	Voluntary Termination	Death or Disability	Retirement	Involuntary Termination Without Cause	Change in Control
Cash Severance	—	—	—	—	—	—
Acceleration of Unvested Stock Options	—	—	$59,056	—	—	$59,056
Post-Separation Health and Welfare Benefits	—	—	—	—	—	—
Donna Parlapiano

	Termination for Cause	Voluntary Termination	Death or Disability	Retirement	Involuntary Termination Without Cause	Change in Control
Cash Severance	—	—	—	—	—	—
Acceleration of Unvested Stock Options	—	—	$7,387	—	—	$7,387
Acceleration of Unvested Shares of Restricted Stock	—	—	$622,964	—	—	$622,964
Post-Separation Health and Welfare Benefits	—	—	—	—	—	—
Termination for Cause
If we terminate Messrs. Berman’s or Ferrando’s or Mses. Miller’s or Parlapiano’s employment for “cause,” they are not entitled to any payments triggered by the termination, and all options (whether vested or unvested) and any unvested shares of restricted stock held by such executive on the date of termination will be canceled.

Voluntary Termination
If Messrs. Berman or Ferrando or Mses. Miller or Parlapiano voluntarily terminates his or her employment for any reason, such executive is not entitled to any payments triggered by the termination, any options held by such executive, to the extent exercisable on the date of termination, shall remain exercisable until the earlier of the expiration date of the options or 60 days following the date of termination, and any unvested options and unvested shares of restricted stock held by such executive on the date of termination will be canceled.
Termination Due to Death or Disability
If Messrs. Berman’s or Ferrando’s or Mses. Miller’s or Parlapiano’s employment is terminated because of death or disability (as defined in our equity compensation plans), such executive is not entitled to any payments triggered by the termination, any unvested options and any unvested shares of restricted stock held by such executive will immediately vest, and all such options and all vested options held by such executive will remain exercisable until the earlier of the expiration date of the option or the third anniversary of the date of termination.
Retirement
In the event of Messrs. Berman’s or Ferrando’s or Mses. Miller’s or Parlapiano’s retirement, he or she will be entitled to receive the same payments and other benefits as described under the section “Voluntary Termination” above. Messrs. Berman and Ferrando and Mses. Miller and Parlapiano were not at December 31, 2016 and are not currently eligible for retirement treatment under our equity compensation plans.
Involuntary Termination Without Cause
If we terminate Messrs. Berman’s or Ferrando’s or Mses. Miller’s or Parlapiano’s employment without “cause,” he or she will be entitled to receive the same payments and other benefits as described under the section “Voluntary Termination” above.
Material Conditions and Obligations
Messrs. Berman or Ferrando or Mses. Miller or Parlapiano will be subject to the restrictive covenant agreements described under “General Assumptions - Restrictive Covenant Agreements” above.

AUDIT COMMITTEE REPORT
The following statement made by our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such statement by reference.
The Board has determined that each Audit Committee member has the requisite independence and other qualifications for audit committee membership under SEC rules, the listing standards of the NYSE, our Audit Committee Charter, and the independence standards set forth in our Corporate Governance Guidelines. The Board has also determined that each of Mr. Grusky and Mr. Edelson is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
As more fully described below, in carrying out its responsibilities, the Audit Committee looks to management and AutoNation’s independent registered public accounting firm. The Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee operates under a written charter that is reviewed annually and is available at investors.autonation.com.
Our primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing AutoNation’s financial reporting, audit processes, system of internal control over financial reporting, and disclosure controls. Management is responsible for the Company’s financial statements and the financial reporting process, including the system of internal control over financial reporting. We also monitor the preparation by management of the Company’s quarterly and annual financial statements. KPMG LLP (“KPMG”), AutoNation’s independent registered public accounting firm, is accountable to us and is responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations, and cash flows of AutoNation in conformity with generally accepted accounting principles in the United States. KPMG also is responsible for auditing and reporting on internal control over financial reporting. We are solely responsible for selecting and reviewing the performance of AutoNation’s independent registered public accounting firm and, if we deem appropriate in our sole discretion, terminating and replacing the independent registered public accounting firm. We also are responsible for reviewing and approving the terms of the annual engagement of AutoNation’s independent registered public accounting firm, including the scope of audit and non-audit services to be provided by the independent registered public accounting firm and the fees to be paid for such services, and discussing with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the independent registered public accounting firm.
In fulfilling our oversight role, we met and held discussions, both together and separately, with the Company’s management and KPMG. Management advised us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and KPMG, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. We discussed significant matters with KPMG, including those matters required to be discussed pursuant to Auditing Standard No. 1301, Communications with Audit Committees, adopted by the Public Company Accounting Oversight Board (“PCAOB”), and the rules of the SEC, and reviewed a letter from KPMG disclosing such matters.

KPMG also provided us with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and we discussed with KPMG matters relating to their independence and considered whether their provision of certain non-audit services is compatible with maintaining their independence. In the letter, KPMG confirmed its independence, and we determined that KPMG’s provision of non-audit services to AutoNation is compatible with maintaining their independence. We also reviewed a report by KPMG describing the firm’s internal quality-control procedures and any material issues raised in the most recent internal quality-control review or external peer review or inspection performed by the PCAOB.

Based on our review with management and KPMG of AutoNation’s audited consolidated financial statements and KPMG’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended to the Board of Directors that the audited consolidated financial statements be included in AutoNation’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.
Audit Committee:
Robert R. Grusky, Chair
David B. Edelson
Karen C. Francis
Alison H. Rosenthal

ITEMS TO BE VOTED ON
PROPOSAL 1: ELECTION OF DIRECTORS
Upon the recommendation of the Corporate Governance and Nominating Committee, our Board has nominated each of the following ten persons to stand for election for a new term expiring at the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Mike Jackson, Rick L. Burdick, Tomago Collins, David B. Edelson, Karen C. Francis, Robert R. Grusky, Kaveh Khosrowshahi, Michael Larson, G. Mike Mikan, and Alison H. Rosenthal. Each of the nominees is willing and able to serve as a director of AutoNation. See “Board of Directors and Corporate Governance - Directors” for information regarding each of the director nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
Recommendation of the Board
The Board recommends that you vote “FOR” the election of each of the persons nominated by the Board.
PROPOSAL 2: RATIFICATION OF THE SELECTION OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm. To fulfill this responsibility, the Committee engages in a comprehensive annual evaluation of the independent registered public accounting firm’s qualifications, performance, and independence and considers whether the independent registered public accounting firm should be rotated and the advisability and potential impact of selecting a different independent registered public accounting firm.
The Audit Committee has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2017. KPMG has served in this capacity since May 6, 2003. In accordance with SEC rules and KPMG policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit services to our Company. For the lead audit engagement partner and the engagement quality control reviewing partner, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead audit engagement partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as a discussion by the full Committee and with management.
The Audit Committee and the Board of Directors believe that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of the Company and our stockholders, and we are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for 2017. Although not required by our organizational documents or applicable law, our Board is submitting the selection of KPMG to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm, and we believe doing so is consistent with good corporate governance. If the selection of KPMG as our independent registered public accounting firm is not ratified by our stockholders, the Audit Committee will re-evaluate its selection, taking into consideration the stockholder vote on the ratification. However, the Audit Committee is solely responsible for selecting and terminating our independent registered public accounting firm and may do so at any time at its discretion. A representative of KPMG is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative also will be afforded an opportunity to make a statement, if he or she desires to do so.
Auditor Fees and Services
The Audit Committee is responsible for the compensation of the Company’s independent registered public accounting firm and oversees the audit fee negotiations associated with the Company’s retention of KPMG. The following table shows the fees for audit and other services provided by KPMG for fiscal years 2015 and 2016.

Fee Category	2015	2016
Audit Fees	$2,983,750	$3,115,100
Audit-Related Fees	60,000	60,000
Tax Fees	—	—
All Other Fees	1,650	1,780
Total Fees	$3,045,400	$3,176,880
Audit Fees. This category includes fees billed for professional services rendered by KPMG for the audit of our financial statements, audit of our internal control over financial reporting, review of the financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with acquisitions and statutory or regulatory filings or engagements, including comfort letters and consents issued in connection with SEC filings.
Audit-Related Fees. This category consists of fees billed for the audit of the financial statements of our 401(k) Plan in 2015 and 2016.

Tax Fees. No tax fees were billed by KPMG in 2015 or 2016.
All Other Fees. This category consists of fees billed for our use of KPMG’s online technical research service.
Policy for Approval of Audit and Permitted Non-Audit Services
Our Audit Committee’s policies require pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm other than services permitted under the de minimis exception under applicable SEC rules (which are approved by our Audit Committee prior to our independent registered public accounting firm’s completion of its annual audit). Under our Audit Committee’s policies, pre-approval generally is detailed as to the particular service or category of services and is subject to a specific budget. Under our Audit Committee’s policies, all tax planning services and services that do not constitute audit, audit-related, or tax-compliance services are subject to a formal bidding process and may not be provided by our independent registered public accounting firm unless our Audit Committee concludes that such services may be provided most effectively or economically by our independent registered public accounting firm and that the independence of our registered public accounting firm would not be affected adversely by the provision of such services. Our Audit Committee has delegated to its Chair the authority to approve, within guidelines and limits established by the Committee, specific services to be provided by our independent registered public accounting firm and the fees to be paid. Any such approval must be reported to the Audit Committee at the next scheduled meeting. As required by Section 10A of the Exchange Act, our Audit Committee pre-approved all audit and non-audit services provided by our independent registered public accounting firm during 2015 and 2016, and the fees paid for such services.
Recommendation of the Board
The Board recommends that you vote “FOR” the ratification of the selection of KPMG as our independent registered public accounting firm for us and our subsidiaries for 2017.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2011 Annual Meeting of Stockholders, our stockholders voted, on an advisory basis, to approve a triennial holding of the advisory vote on executive compensation. In addition, at our 2011 and 2014 Annual Meetings of Stockholders, our executive compensation program was approved, on an advisory basis, by more than 96% and 98% of the votes cast, respectively. Our Compensation Committee believes that this level of approval is indicative of our stockholders’ strong support of our compensation philosophy and goals, and the Committee has continued to closely link executive compensation with the achievement of performance goals. Since 2011, AutoNation’s earnings per share from continuing operations and total revenue has grown 116% and 56%, respectively.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Accordingly, we are asking our stockholders to approve the following advisory resolution:
“RESOLVED, that the stockholders of AutoNation, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders.”
As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” we believe that our compensation programs appropriately reward executive performance and align the interests of our named executive officers and key employees with the long-term interests of our stockholders, while also enabling our Company to attract and retain talented executives.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Recommendation of the Board
The Board recommends that you vote “FOR” approval of the advisory resolution on executive compensation set forth above.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are also providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, which we refer to as an advisory vote on executive compensation. By voting with respect to this Proposal 4, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. At our 2011 Annual Meeting of Stockholders, 89% of the votes cast indicated their preference for a triennial holding of the advisory vote on executive compensation.
Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. In addition, a three-year interval will align with the three-year performance period applicable to certain restricted stock units granted to our named executive officers earlier this year. See “Proposal 5: Approval of the AutoNation, Inc. 2017 Employee Equity and Incentive Plan” below. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.
This vote is advisory and therefore not binding on the Company, our Board of Directors, or the Compensation Committee.
Recommendation of the Board
The Board recommends that you vote for every “3 YEARS” as the preferred frequency for future advisory votes on executive compensation.

PROPOSAL 5: APPROVAL OF THE
AUTONATION, INC. 2017 EMPLOYEE EQUITY AND INCENTIVE PLAN

Introduction
In January 2017, the Board approved the AutoNation, Inc. 2017 Employee Equity and Incentive Plan (the “2017 Plan”), subject to stockholder approval at the Annual Meeting. The 2017 Plan was adopted to advance the interests of the Company by providing eligible individuals of the Company and its affiliates with an opportunity to acquire or increase a proprietary interest in the Company, and to receive performance-based cash and equity incentive compensation, in order to create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and to encourage such eligible individuals to remain in the employ of the Company or one or more of its affiliates.
If approved by our stockholders, the 2017 Plan will replace the AutoNation, Inc. 2008 Employee Equity and Incentive Plan (the “2008 Plan”), which will be discontinued at that time (but the outstanding awards under the 2008 Plan will continue to remain in effect in accordance with their terms). No awards have been granted under the 2008 Plan during 2017, and if the 2017 Plan is approved by our stockholders, no additional awards will be granted under the 2008 Plan, and the remaining shares available under the 2008 Plan will no longer be available for issuance. The 2017 Plan is also intended to replace the AutoNation, Inc. Senior Executive Incentive Bonus Plan (the “2012 Plan”), under which our annual incentive awards to executive officers have been granted since 2012. The last performance period under the 2012 Plan ended on December 31, 2016. In addition, in January 2017, our Board amended the AutoNation, Inc. 2014 Non-

Employee Director Equity Plan (the “2014 Director Plan”) to reduce the number of shares available for issuance thereunder by 400,000. The amendment to the 2014 Director Plan is not conditioned on the stockholder approval of the 2017 Plan.
The material features of the 2017 Plan are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2017 Plan which is attached as Exhibit A to this Proxy Statement. If our stockholders do not approve the 2017 Plan, it will not become effective, and the 2008 Plan will remain in effect in accordance with its terms.
The 2017 Plan and our related governance practices and policies aim to reflect certain “best practices” and, accordingly, include, among other features, the following:

•	No Single Trigger Acceleration of Awards upon a Change in Control. Awards will not accelerate upon the occurrence of a change in control unless the awards are not assumed by an acquirer.

•	No Discounted Options. Stock options may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
No Repricing, Reloads, or Repurchases. The terms of the 2017 Plan prohibit the repricing of options or stock appreciation rights, including the cancellation or repurchase of an underwater option or stock appreciation right in exchange for cash. The terms of the 2017 Plan also prohibit the grant of an award with a reload feature.

•
No Share Recycling for Net Exercise or Tax Withholding. Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the 2017 Plan.

•
Minimum Vesting and No Discretionary Authority to Accelerate Awards. All awards (except for 5% of the shares reserved under the 2017 Plan) will be granted with a minimum vesting period of at least 12 months and the Board has no discretionary authority to accelerate awards other than in the case of retirement, death, disability, or a change in control.

•	No Evergreen Provision. There is no evergreen or automatic replenishment provision pursuant to which the shares authorized for issuance under the 2017 Plan are automatically replenished.

•	No Automatic Grants. The 2017 Plan does not provide for automatic grants to any participant.

•	Clawback. Awards under the 2017 Plan are subject to any compensation recovery policies of the Company.

•
Stock Ownership Guidelines; Holding Requirement. As more fully described under “Compensation Discussion and Analysis - Executive Stock Ownership Guidelines,” the Board has established stock ownership guidelines for our Chief Executive Officer, President, and each Executive Vice President. These guidelines provide that until a covered executive meets the applicable threshold, he or she is expected to retain 50% of the shares, net of applicable tax withholding and the payment of any exercise or purchase price (if applicable), received upon the vesting or settlement of the equity awards or the exercise of stock options.

Our long-term incentive award program is intended to align the interests of management with those of our stockholders. In furtherance of this objective, the Compensation Committee has considered, among other things, two key metrics in making equity grants under the 2017 Plan: “historical burn rate” and “overhang.”

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Historical Burn Rate. The historical burn rate is equal to the number of shares subject to equity awards granted during a period, assuming the target payout for performance units, in proportion to the Company’s outstanding shares as of the beginning of the fiscal year. The Company’s burn rate for fiscal year 2016 was 1.0%, and the Company’s three-year average burn rate for fiscal years 2014 through 2016 was 1.0%.

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Overhang. The Company’s overhang is the number of shares subject to equity awards outstanding at fiscal year-end plus the number of shares available for future grants in proportion to the Company’s shares outstanding at fiscal year-end. As of the end of fiscal year 2016, the Company’s overhang was 8.9%.

Internal Revenue Code Section 162(m)
Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any year with respect to compensation paid to our Chief Executive Officer and each of our three other highest-paid named executive officers, other than our Chief Financial Officer, unless such compensation is performance-based as provided by Section 162(m) and related regulations. Compensation that qualifies under Section 162(m) as “performance-based” compensation is, however, exempt from the $1,000,000 deductibility limitation. The deductibility of payments made under the 2017 Plan resulting in total covered compensation in excess of $1,000,000 for our covered officers following the Annual Meeting will depend on whether the payment is performance-based within the meaning of Section 162(m).
The 2017 Plan is intended to enable us to grant awards that satisfy the requirements of a performance-based compensation program under Section 162(m), including the requirement that the compensation must be paid solely on account of the attainment of pre-established, objective performance goals. In order for compensation granted pursuant to the 2017 Plan to qualify for the performance-based exemption from the applicability of Section 162(m), the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders in a separate vote prior to payment. Accordingly, we are asking our stockholders to approve the 2017 Plan.
The Board believes that the 2017 Plan will promote the success and enhance the value of the Company by linking the personal interests of participants to those of the Company’s stockholders and by providing participants with an incentive for outstanding performance. The Board believes it is in the best interest of the Company and its stockholders to approve the 2017 Plan.
Summary of the 2017 Plan
Purpose. The 2017 Plan is intended to advance the interests of the Company by providing eligible individuals of the Company and its affiliates with an opportunity to acquire or increase a proprietary interest in the Company, and to receive performance-based cash and equity incentive compensation, which is intended to create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and to encourage such eligible individuals to remain in the employ of the Company or one or more of its affiliates.
Term. On January 31, 2017, the Board adopted the 2017 Plan, subject to stockholder approval. The 2017 Plan will terminate on January 31, 2027 if our stockholders approve the 2017 Plan.
Plan Administration. The Board will administer the 2017 Plan and has in its sole discretion the full power and authority to take all actions, and to make all determinations required or provided for under the 2017 Plan or any award granted or award agreement entered into under the 2017 Plan. The interpretation and construction by the Board of any provision of the 2017 Plan or of any award granted or award agreement entered into will be final and conclusive.
The Board may from time to time appoint a committee or subcommittee consisting of not less than two (2) members of the Board, none of whom will be an officer or other salaried employee of the Company or any subsidiary, and, unless otherwise determined by the Board, each of whom will qualify in all respects as an “outside director” for purposes of Section 162(m) of the Code. The Board may delegate to such committee such powers and authorities related to the administration of the 2017 Plan. The Board or the committee may also delegate to such officers of the Company as it deems appropriate the authority to administer the 2017 Plan in whole or in part (but not the authority to grant any awards). In connection with the adoption of the 2017 Plan, the Board delegated to its Compensation Committee (referred to as the “Committee” in this section) all powers and authorities necessary, appropriate, or advisable to administer the 2017 Plan in all respects.
Eligibility. Awards may be granted under the 2017 Plan to any employee of the Company or any subsidiary or affiliate as the Board will determine and designate from time to time. Awards (other than incentive stock options) may also be granted to independent contractors performing services for the Company or any subsidiary or affiliate as determined by the Board. Non-employee directors of the Company are not eligible to receive awards under the 2017 Plan.

Shares Authorized. The number of shares of common stock that may be issued pursuant to awards granted under the 2017 Plan may not exceed in the aggregate 5,500,000 shares (the “Share Reserve”), subject to certain equitable adjustments as provided in the 2017 Plan. Any shares issued in respect of awards will be counted against the Share Reserve as one (1) share for every one (1) share subject to such award. To the extent that an award is settled in cash rather than in shares, the Share Reserve will remain unchanged.
If any shares are forfeited, canceled, or exchanged, or if an award otherwise terminates or expires without a distribution of shares to the participant, the shares with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, termination, or expiration, again be available for awards under the 2017 Plan. However, shares surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of such an award will be counted against the Share Reserve and will not again be available for issuance in connection with future awards. Further, shares issued under the 2017 Plan through the settlement, assumption, or substitution of outstanding awards in connection with the acquisition by the Company of another entity will not reduce the maximum number of shares available for delivery under the 2017 Plan.
Individual Limits. The maximum number of shares subject to awards that may be granted during any calendar year under the 2017 Plan to any executive officer or other employee of the Company or its affiliates whose compensation is or may be subject to Section 162(m) is 1,000,000 shares, subject to certain equitable adjustments. With respect to cash-based awards, the maximum value of the aggregate payment that any participant may receive in respect of any annual performance period is $10,000,000 and for any performance period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve (12).
Types of Awards. There may be granted options (non-qualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, other stock-based awards (including but not limited to dividend equivalents, performance units, and other long-term stock-based awards), and cash-based awards, which we refer to collectively as “awards.”

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Options. An “option” is the right to purchase shares of stock at a specified purchase price. An option intended to constitute an incentive stock option within the meaning of Section 422 of the Code will qualify as an incentive stock option only to the extent that the aggregate fair market value of the stock at the time of grant with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year does not exceed $100,000. The purchase price of each share subject to an option will be not less than 100 percent of the fair market value of a share on the grant date (or, as to incentive stock options granted to a greater than 10% stockholder, 110% of the fair market value). No incentive stock options will be granted to any person who is not an employee of the Company or its subsidiaries. The terms and conditions of each option will be set forth in an award agreement.

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Stock Appreciation Rights. A “stock appreciation right” is the right to be paid an amount measured by the appreciation in the fair market value of a share from the date of grant to the date of exercise of the right, with payment to be made in cash and/or share(s). The exercise price for each share underlying the stock appreciation right will not be less than one hundred percent (100%) of the fair market value per underlying share on the grant date. The terms and conditions of each stock appreciation right will be set forth in an award agreement.

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Restricted Stock. A share of “restricted stock” is a share subject to certain restrictions and to a risk of forfeiture. The Board may, upon such terms and conditions as it determines, provide that a certificate or certificates representing the shares underlying a restricted stock award will be registered in the participant’s name and bear an appropriate legend specifying that such shares are not transferable, or that such certificate or certificates will be held in escrow by the Company on behalf of the participant until such shares become vested or are forfeited. The terms and conditions of each award of restricted stock will be set forth in an award agreement.

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Restricted Stock Units. A “restricted stock unit” (referred to as an “RSU”) is a right to receive shares or a cash payment equal to the fair market value of such shares at the end of a specified period which right may be subject to the attainment of performance goals or other terms and conditions as the Board will determine. The terms and conditions of each award of restricted stock units will be set forth in an award agreement.

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Other Stock-Based Awards and Cash-Based Awards. “Other stock-based award” means an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the common stock of the Company, including but not limited to performance units or dividend equivalents, each of which may be subject to the attainment of performance goals or a period of continued employment or other terms and conditions as permitted under the 2017 Plan. The terms and conditions of each other stock-based award will be set forth in an award agreement. “Cash-based award” means an award granted to a participant, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the 2017 Plan. The terms and conditions of a cash-based award may be set forth in an award agreement.

Performance Goals. “Performance goals” mean the criteria and objectives, determined by the Committee, which must be met during the applicable performance period as a condition of the participant’s receipt of payment with respect to an award. “Performance period” means the twelve (12) or thirty-six (36) month periods commencing on each January 1, or such other periods as the Committee will determine, including, but not limited to, shorter performance periods for new hires. Performance goals may include any or all of the following or any combination thereof, or any increase or decrease of one or more of the following over a specified period: net income (before or after taxes); operating income; gross margin; earnings before all or any of interest, taxes, depreciation, and/or amortization (“EBT,” “EBIT,” “EBITA,” or “EBITDA”); profit; revenue; unit sales; product sales; cash flow; return on equity; return on assets; return on capital; return on invested capital; earnings from continuing operations; earnings per share; total shareholder return; working capital; cost reduction goals or levels of expenses, costs or liabilities; market share; asset management (e.g., inventory and receivable levels); customer loyalty; and customer satisfaction.
The performance goals may relate to the performance of the Company, a subsidiary, any portion of the business (including a store or franchise), product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted), or per unit basis. Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units, or product lines), or a combination of the foregoing, all as determined by the Committee. Performance goals may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the award will be paid, a target level of performance at which the full award will be paid, levels of performance above the target level but below the maximum level at which specified multiples of the award will be paid, and a maximum level of performance above which no additional payment will be made. Performance goals may also specify that payments for levels of performances between specified levels will be interpolated.
The Committee will determine, within the time permitted by Section 162(m), whether, or to what extent, the performance goals are achieved, and the Committee will have the authority to make appropriate equitable adjustments in the performance goals under an award to reflect the impact of unusual or infrequently occurring items not reflected in such goals. For purposes of the 2017 Plan, unusual or infrequently occurring items is defined as the following:

•	any profit or loss attributable to acquisitions or dispositions of stock or assets;

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any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its subsidiaries after the goal is established;

•	all items of gain, loss, or expense for the year related to restructuring charges for the Company or its subsidiaries;

•	unusual or infrequently occurring items in accordance with generally accepted accounting principles;

•	gains or charges associated with discontinued operations or with the obtaining or losing control of a business;

•	the impact of capital expenditures;

•	the impact of share repurchases and other changes in the number of outstanding shares;

•	goodwill and other impairment charges;

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(1) all transaction costs directly related to acquisitions, (2) all restructuring charges directly related to acquisitions, (3) all charges and gains arising from the resolution of acquisition-related contingent liabilities identified as of the acquisition date, and (4) all other charges directly related to acquisitions;

•	the impact of any discrete income tax charges or benefits identified during the performance period (or during any period that the performance period is being compared to);

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other objective income, expense, asset, liability and/or cash flow adjustments as may be consistent with the purposes of the performance goals set for the given performance period and specified by the Committee within the time permitted under Section 162(m), which may include adjustments that would cause one or more of the performance goals to be considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission; and

•	such other items as may be permitted by Section 162(m).
Change in Control. Except as otherwise provided in an award agreement,

•	Continuation/Assumption/Substitution of Awards. With respect to each outstanding award that is continued, assumed, or substituted in connection with a change in control (as defined in the 2017 Plan),

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upon the occurrence of a change in control, for awards that are subject to performance goals, (1) the performance goals will be deemed to be achieved at the target level of performance and (2) the awards will vest in full at the end of the applicable performance period, subject to the participant’s continued employment; and

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if within twenty-four (24) months following such change in control, a participant’s employment or service is terminated without cause or the participant resigns with good reason (as defined in the 2017 Plan), all of the participant’s outstanding equity awards which have not yet vested will immediately vest and become exercisable and all restrictions on such awards will immediately lapse.

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No Continuation/Assumption/Substitution of Awards. With respect to each outstanding award that is not continued, assumed, or substituted in connection with a change in control, all of the participant’s outstanding equity awards which have not yet vested will immediately vest and become exercisable and all restrictions on such awards will immediately lapse (if applicable, assuming achievement at the target level of performance goals).

Amendment and Termination. The Board may amend, suspend, or terminate the 2017 Plan at any time, but no amendment will, without stockholder approval, increase the total number of shares reserved for issuance under the 2017 Plan, change the requirements as to eligibility to receive options that are intended to qualify as incentive stock options, increase the maximum number of shares in the aggregate that may be issued pursuant to options that are intended to qualify as incentive stock options, or modify the 2017 Plan so that the terms of the 2017 Plan would not satisfy the requirements of Section 162(m), any rules of the stock exchange on which shares are traded, or any other applicable law. No amendment, suspension, or termination of the 2017 Plan will, without the consent of the holder of the award, impair rights or obligations under any award granted under the 2017 Plan.
Limitations on Repricing, Reloads and Repurchases. The Board may not, without first obtaining the approval of the Company’s stockholders, do any of the following:

•	reprice (or cancel and regrant) any option, stock appreciation right, or other stock-based award at a lower exercise price;

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take any other action (including by way of an amendment, cancellation, repurchase, or replacement grant) that has the effect of repricing an option, stock appreciation right, or other stock-based award at a lower exercise price;

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grant any option, stock appreciation right, or other stock-based award that contains a so-called “reload” feature under which additional options, stock appreciation rights, or other stock-based awards are granted automatically to the participant upon exercise of the original option, stock appreciation right, or other stock-based award; or

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at any time when the exercise price of an option or the stock appreciation right is above the fair market value of a share of the Company’s common stock, cancel, exchange, buyout, or surrender outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or the stock appreciation right.

Clawback. Awards shall be subject to any compensation recovery policy adopted by the Company from time to time, including the AutoNation, Inc. Policy Regarding Recoupment of Certain Incentive Compensation discussed above under “Compensation Discussion and Analysis - Policy Regarding Recoupment of Certain Incentive Compensation.”
Certain Federal Income Tax Consequences
The following discussion addresses only the general federal income tax consequences relating to participation under the 2017 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. Further, the summary below does not address the impact of state and local taxes, or the federal alternative minimum tax and is not intended as tax advice to participants under the 2017 Plan.
Non-Qualified Stock Options. With respect to non-qualified stock options (“NQSOs”), no income for federal income tax purposes will be recognized by the optionee (and no deduction will be permitted by the Company) upon the grant of the NQSOs. The excess, if any, of the fair market value of our common stock on the date the NQSO is exercised over the NQSO exercise price will be taxable as ordinary income to the optionee and will be deductible by us as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.
Incentive Stock Options. With respect to incentive stock options (“ISOs”), if the optionee does not make a “disqualifying disposition” of stock acquired on exercise of such ISO, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the ISO (except that the amount, if any, by which the fair market value of our common stock at time of exercise exceeds the ISO exercise price will be a tax preference item under the alternative minimum tax rules). In the event of a subsequent sale of the stock received upon exercise, any amount realized in excess of the ISO exercise price will be taxed as long-term capital gain. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the ISO.
A “disqualifying disposition” will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of the grant of the option or within one year after the exercise in respect of such shares. If a disqualifying disposition is made, the excess, if any, of the fair market value of our common stock at the time the option is exercised (or, if less, the amount realized upon disposition of the common stock) over the ISO exercise price will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.
Stock Appreciation Rights. With respect to stock appreciation rights (“SARs”), no income for federal income tax purposes will be recognized by the participant (and no deduction will be permitted by the Company) upon the grant of the SAR. The fair market value of the shares issued or the amount of cash paid upon exercise of such rights will be taxable as ordinary income to the holder of the rights and generally will be deductible by us, in each case as of the date of exercise. Gain or loss on the subsequent sale of any such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to us.
Restricted Stock. A participant who receives a grant of restricted stock will not recognize taxable income at the time of grant, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Code Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for the shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes as long as the amount constitutes reasonable compensation.
Restricted Stock Units and Cash-Based Awards. The recipient of a grant of restricted stock units or cash-based awards will not recognize taxable income, and we will not be entitled to a deduction, with respect to a grant on the date of the grant. Upon the payout of the award, the recipient will realize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the amount of cash or stock received.
Other Share-Based Awards. The recipient of a grant of an other share-based award will not realize taxable income, and we will not be entitled to a deduction, with respect to a grant on the date of the grant. The recipient will realize ordinary income for the amount of stock received less any amount paid for the stock, and generally we will be entitled to a corresponding deduction, at such time as the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier.
New Plan Benefits
Awards under the 2017 Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates and the level of achievement of certain performance goals, and as a result, the amounts that may be earned by the participants under the 2017 Plan for 2017 and beyond cannot be determined at this time. While future benefits under the 2017 Plan will be made at the discretion of the Board and the Committee, the table below shows the following for awards made during 2017 under the 2017 Plan, all of which are subject to stockholder approval of the 2017 Plan:

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the RSUs awarded under the 2017 Plan on March 1, 2017 to each of our named executive officers, our other executive officers as a group, and to our other eligible, non-executive officer employees as a group.

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Our named executive officers and other executive officers received four RSU grants: grant 1 is a grant of RSUs subject to a one-year performance period (2017) based on a measure of earnings and a four-year vesting schedule pursuant to which 25% of the grant vests on each of the first four anniversaries of the grant date; and grants 2 through 4 are grants of RSUs subject to a one-year performance period (2017) based on a measure of earnings and a three-year performance period (2017-2019) that commences on the same date (based on an additional measure of earnings for grant 2, a measure of return on invested capital for grant 3, and certain customer satisfaction indices for grant 4), which cliff vest following the three-year performance period based on actual performance. The eligible, non-executive officer employees received grants of RSUs subject to a four-year vesting schedule pursuant to which 25% of the award vests on each of the first four anniversaries of the grant date.

•	the 2017 target annual incentive award (assuming the achievement of target level of performance) for each of our named executive officers and for our other executive officers as a group.

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The 2017 annual incentive awards are based on a percentage of the participant’s base salary (which percentage varies among the participants) and will be determined based upon the achievement of the performance goal established for 2017. See “Compensation Discussion and Analysis - 2017 Executive Compensation Decisions.” Our other eligible, non-executive officer employees received annual incentive awards for 2017 under our AOP Plan, not the 2017 Plan.

In the event that the 2017 Plan is not approved by our stockholders, the awards set forth on the table below will be canceled automatically, and the Compensation Committee will consider what other actions, if any, it may take in order to appropriately compensate the individuals below.

NEW PLAN BENEFITS
Name and Position	Dollar Value of RSUs ($)	Aggregate No. of RSUs (1)	Dollar Value of Target Annual Bonus ($)
Mike Jackson Chairman of the Board and Chief Executive Officer	8,750,000	187,727	2,500,000
William R. Berman President and Chief Operating Officer	2,600,000	55,782	925,000
Cheryl Miller Executive Vice President and Chief Financial Officer	1,800,000	38,618	455,000
Jonathan P. Ferrando Executive Vice President - General Counsel, Corporate Development and Human Resources	2,950,000	63,291	750,000
Donna Parlapiano Executive Vice President, Franchise Operations and Corporate Real Estate	1,000,000	21,454	455,000
Executive Group (including the named executive officers listed above and 2 additional executive officers)	19,600,000	420,507	5,956,500
Non-Executive Officer Employee Group (133 employees)	10,161,250	217,959	N/A

(1)	Based on the $46.61 closing price of the common stock on the New York Stock Exchange on March 1, 2017, the date of grant. Each RSU was granted with dividend equivalent rights.
Equity Compensation Plans
The following table provides information as of December 31, 2016 regarding our equity compensation plans:

EQUITY COMPENSATION PLAN INFORMATION
	(A)	(B)	(C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders	5,231,982	$46.99	3,334,713 (1)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	5,231,982	$46.99	3,334,713

(1)
Includes 2,458,044 shares that were available under the 2008 Plan and 876,669 shares that were available under the 2014 Director Plan as of December 31, 2016. On January 31, 2017, the Board discontinued the 2008 Plan and approved the 2017 Plan, in each case subject to stockholder approval of the 2017 Plan at our Annual Meeting. In addition, on January 31, 2017, the Board amended the 2014 Director Plan to reduce the number of shares available for issuance thereunder by 400,000.

The following table provides information regarding our equity compensation plans as of January 31, 2017 (reflecting the 400,000 share reduction from the 2014 Director Plan discussed above) and on a pro forma basis assuming the 2017 Plan is approved by our stockholders:

ADDITIONAL EQUITY COMPENSATION PLAN INFORMATION
Plan Name	Available for Future Awards as of December 31, 2016	Reduction in Shares Available Under 2014 Director Plan(1)	Available for Future Awards as of January 31, 2017		Change in Shares Available If 2017 Plan is Approved	Total Available for Future Awards If 2017 Plan is Approved
2008 Plan	2,458,044	—	2,459,406	(2)	(2,459,406)	—
2014 Director Plan	876,669	(445,657)	431,012		—	431,012
2017 Plan	—	—	—		4,861,534 (3)	4,861,534
Total	3,334,713	(445,657)	2,890,418		2,402,128	5,292,546

(1)
As noted above, the Board approved a reduction of 400,000 shares from the 2014 Director Plan effective as of January 31, 2017, and such reduction is not contingent on stockholder approval of the 2017 Plan. In addition, on January 3, 2017, each of our non-employee directors received a grant of 5,073 vested RSUs under the 2014 Director Plan pursuant to our non-employee director annual equity award program.

(2)	In January 2017, awards representing a total of 1,362 shares of restricted stock were cancelled, and such shares became available again for awards under the 2008 Plan.

(3)
The number of shares of common stock that may be issued pursuant to awards granted under the 2017 Plan may not exceed in the aggregate 5,500,000 shares, subject to certain equitable adjustments as provided in the 2017 Plan. On March 1, 2017, the Compensation Committee approved the grant of a total of 638,466 RSUs under the 2017 Plan to eligible employees. See the “New Plan Benefits” table above.

In addition, as of January 31, 2017, we had a total of:

•	5,042,976 stock options outstanding, with a weighted-average exercise price of $47.30 and a weighted-average remaining contractual term of 6.53 years;

•	265,544 shares of restricted stock outstanding; and

•	144,729 restricted stock units outstanding.
Recommendation of the Board
The Board recommends that you vote “FOR” approval of the AutoNation, Inc. 2017 Employee Equity and Incentive Plan.

OTHER MATTERS
We are not aware of any other matters that will be properly brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, Messrs. Jackson and Ferrando will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment. Messrs. Jackson and Ferrando were designated to be your proxies by our Board of Directors.
HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT
The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering only one Notice or set of proxy materials to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs.
Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one Notice or set of proxy materials per household. If you would like to receive a separate Notice or set of proxy materials in the future, or if your household is currently receiving multiple copies of the same items and you would like to receive only a single copy at your address in the future, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, NY 11717 or by telephone at 1-800-542-1061 and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers.
If you would like to receive a copy of our 2016 Annual Report or this proxy statement, please contact our Investor Relations by mail at Investor Relations, AutoNation, Inc., 200 SW 1st Ave, Fort Lauderdale, FL 33301 or by telephone at (954) 769-7342, and we will send a copy to you without charge. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for the purpose of the Annual Meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials.
DIRECTIONS TO THE 2017 ANNUAL MEETING OF STOCKHOLDERS OF AUTONATION, INC.
The 2017 Annual Meeting of Stockholders of AutoNation, Inc. will be held at AutoNation’s Headquarters, located at 200 SW 1st Ave, Fort Lauderdale, Florida 33301, on Wednesday, April 19, 2017, at 8:00 a.m. Eastern Time. We have set forth below directions to AutoNation’s Headquarters.
From Interstate 95 (I-95)
Take I-95 (North or South) to Broward Blvd Exit. Head East on Broward Blvd until SW 1st Ave (also referred to as Brickell Ave). Turn right onto SW 1st Ave. AutoNation’s Headquarters will be on the left 0.1 miles ahead.

Exhibit A
AUTONATION, INC.
2017 EMPLOYEE EQUITY AND INCENTIVE PLAN
AutoNation, Inc. (the “Company”) hereby adopts this AutoNation, Inc. 2017 Employee Equity and Incentive Plan (the “Plan”), the terms of which are set forth herein. To the extent not otherwise defined herein, capitalized terms are defined in Section 24 of the Plan.

1.	PURPOSE
The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, and to receive performance-based cash incentive compensation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ of the Company or one or more of its Affiliates. The Plan is also designed to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code.
Pursuant to the provisions hereof, there may be granted Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards (including but not limited to dividend equivalents, performance units and other long-term stock-based awards) and Cash-Based Awards (collectively, “Awards”); excluding, however, reload or other automatic Awards made upon exercise of Options, which Awards shall not be granted under the Plan. Each Option shall be an Option that is not intended to constitute an “incentive stock option” (“Incentive Stock Option”) within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the “Code”), unless such Option is granted to an employee of the Company or a “subsidiary corporation” (a “Subsidiary”) thereof within the meaning of Section 424(f) of the Code and is specifically designated at the time of grant as being an Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

2.	ADMINISTRATION
(a)    BOARD. The Plan shall be administered by the Board of Directors of the Company (the “Board”), which in its sole discretion shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Award granted or Award Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Award granted or Award Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Award granted or Award Agreement entered into hereunder shall be final and conclusive.
(b)    COMMITTEE. The Board may from time to time appoint a committee or subcommittee (the “Committee”) consisting of not less than two (2) members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Subsidiary, and, unless otherwise determined by the Board, each of whom shall qualify in all respects as an “outside director” for purposes of Section 162(m) of the Code. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company’s Certificate of Incorporation and By-Laws, and with applicable law.
(c)    NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted or Award Agreement entered into hereunder.

(d)    DELEGATION.

(i)
In the event that the Plan, any Award granted, or Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive. To the extent the Board has delegated to the Committee the administration of the Plan, where applicable references herein to the Board shall be deemed to refer to the Committee.

(ii)
The Board or the Committee may also delegate to such officers of the Company as it deems appropriate the authority to administer the Plan in whole or in part (but, not the authority to grant any Awards).

3.	STOCK
(a)    The stock that may be issued pursuant to Awards granted under the Plan shall be shares of common stock, $0.01 par value, of the Company (the “Stock”), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Awards granted under the Plan shall not exceed in the aggregate 5.5 million shares (the “Share Reserve”), subject to adjustment as provided in Section 18 below. Any shares of Stock issued in respect of Awards shall be counted against the Share Reserve as one (1) share for every one (1) share subject to such Award. To the extent that an Award is settled in cash rather than in shares of Stock, the Share Reserve shall remain unchanged. If any shares of Stock subject to an Award are forfeited, cancelled or exchanged or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, termination or expiration, again be available for Awards under the Plan. However, shares of Stock surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of such an Award shall be counted against the Share Reserve and shall not again be available for issuance in connection with future Awards. Further, Stock issued under the Plan through the settlement, assumption or substitution of outstanding Awards as a condition of the Company acquiring another entity shall not reduce the maximum number of shares of Stock available for delivery.
(b)    The maximum number of shares of Stock subject to Awards that may be granted during any calendar year under the Plan to any executive officer or other employee of the Company or any Subsidiary or Affiliate whose compensation is or may be subject to Code Section 162(m) (a “Covered Employee”) is 1,000,000 shares (subject to adjustment as provided in Section 18 hereof). With respect to a Covered Employee, the maximum value of the aggregate payment that any Participant may receive with respect to Cash-Based Awards in respect of any annual performance period is $10 million and for any other performance period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve (12).
(c)    No fractional shares of Stock shall be issued hereunder and the Board shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares of Stock or whether such fractional shares of Stock shall be eliminated by rounding down.

4.	ELIGIBILITY
(a)    EMPLOYEES. Awards may be granted under the Plan to any employee of the Company, a Subsidiary or any other entity of which on the relevant date at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions (“Voting Securities”) are at the time owned directly or indirectly by the Company or any Subsidiary (such entity, “Affiliate”), including any such employee who is an officer or director of the Company, a Subsidiary or an Affiliate, as the Board shall determine and designate from time to time prior to expiration or termination of the Plan.
(b)    INDEPENDENT CONTRACTORS. Awards may be granted to independent contractors performing services for the Company or any Subsidiary or Affiliate as determined by the Board from time to time on the basis of their importance to the business of the Company or such Subsidiary or Affiliate. Independent contractors shall not be eligible to receive Options intended to constitute Incentive Stock Options. Non-employee directors of the Company shall not be eligible to receive Awards under the Plan.
(c)    MULTIPLE GRANTS. An individual may hold more than one Award, subject to such restrictions as are provided herein.

5.	EFFECTIVE DATE AND TERM OF THE PLAN
(a)    EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan within one (1) year of such effective date by the stockholders of the Company in accordance with the Company’s Certificate of Incorporation and By-Laws and in compliance with Code Section 162(m). Any Awards granted prior to such approval shall be subject to such approval; provided, however, that upon approval of the Plan by the stockholders of the Company as set forth above, all Awards granted on or after the effective date shall be fully effective as if the stockholders of the Company had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one (1) year of such effective date, any Awards granted hereunder shall be null and void and of no effect. Notwithstanding any other provision of the Plan, no Option or Stock Appreciation Right granted to a Participant under the Plan shall be exercisable in whole or in part, and no shares of Stock in respect of an Award shall be issued, prior to the date the Plan is approved by the stockholders of the Company as provided in this Section 5(a). This Plan was duly adopted and approved by the Board effective as of the 31st day of January, 2017, subject to approval and adoption by the stockholders of the Company.
(b)    TERM. The Plan shall terminate on the date that is ten (10) years from the effective date.

6.	GRANT OF AWARDS
(a)    GRANTS. Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine (each, a “Participant”) Awards with respect to such number of shares of Stock or amounts of cash on such terms and conditions as the Board may determine. The date on which the Board approves or ratifies the grant of an Award (or such later date as the Board may designate) shall be considered the date on which such Award is granted.
(b)    MINIMUM VESTING. All Awards shall be granted subject to a minimum vesting period of at least twelve (12) months; provided, that up to five percent (5%) of the Share Reserve may be issued in respect of Awards that are not subject to the minimum vesting period requirement; provided, further that this Section 6(b) shall not apply to Awards that vest upon a Participant’s Retirement, death or Disability or following a Change in Control.

7.	LIMITATION ON INCENTIVE STOCK OPTIONS
An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan and all other plans of the Participant’s employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.	AWARD AGREEMENTS
Awards granted pursuant to the Plan may be evidenced by written agreements (“Award Agreements”), including through electronic medium, in such form or forms as the Board shall from time to time determine. Award Agreements covering Awards granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Award Agreements shall comply with all terms of the Plan.

9.	OPTIONS AND STOCK APPRECIATION RIGHTS
(a)    OPTIONS. The Board may, from time to time, grant Awards of Options, subject to such restrictions, terms and conditions as the Board shall determine and as shall be evidenced by the applicable Award Agreement (provided that any such Award is subject to the terms and conditions set forth in this Section 9). An “Option” is the right, granted to a Participant under this Section 9(a), to purchase shares of Stock at a specified Option Price.

(b)    OPTION PRICE. The purchase price of each share of the Stock subject to an Option shall be not less than 100 percent of the Fair Market Value of a share of the Stock on the grant date (the “Option Price”); provided however, that in the event that the Participant would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Section 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock.
(c)    OPTION PERIOD. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted, or on such date prior thereto as may be set forth in the Award Agreement relating to such Option; provided, however, that in the event the Participant would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Participant that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five (5) years from the date it is granted.
(d)    METHOD OF OPTION EXERCISE. An Option that is exercisable hereunder may be exercised pursuant to such procedures as may be established by the Company from time to time. The Company shall establish procedures governing the payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option, which shall require that the Option Price be paid in full at the time of exercise in one of the following ways: (i) in cash or cash equivalents, (ii) with the consent of the Company, in shares of Stock, valued at Fair Market Value on the date of exercise, or (iii) by any other method the Company deems satisfactory in its discretion (including by permitting broker’s cashless exercise procedure). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.
(e)    STOCK APPRECIATION RIGHTS. The Board may, from time to time, grant Awards of Stock Appreciation Rights, subject to such restrictions, terms and conditions as the Board shall determine and as shall be evidenced by the applicable Award Agreement (provided that any such Award is subject to the terms and conditions set forth in this Section 9(e)). A “Stock Appreciation Right” is the right, granted to a Participant under this Section 9(e), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or share(s) of Stock, as specified in the Award Agreement. The number of shares of Stock underlying each Stock Appreciation Right and the exercise price in effect for those shares shall be determined by the Board and shall be set forth in the Award Agreement. In no event, however, shall the exercise price for each share of Stock underlying the Stock Appreciation Right (the “Stock Appreciation Right Price”) be less than one hundred percent (100%) of the Fair Market Value per underlying share of Stock on the grant date. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value on the exercise date of the shares of Stock underlying the portion of the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of the portion of the Stock Appreciation Right being exercised. The distribution with respect to any exercised Stock Appreciation Right may be made in shares of Stock valued at the Fair Market Value of such shares on the exercise date, in cash, or partly in shares of Stock and partly in cash, as the Board shall deem appropriate. Each Stock Appreciation Right granted under the Plan shall terminate and all rights to receive an amount equal to the appreciation in the Fair Market Value of a share of Stock shall cease upon the expiration of ten (10) years from the date such Stock Appreciation Right is granted or on such date prior thereto as may be fixed by the Board and set forth in the Award Agreement relating to such Stock Appreciation Right. No recipient of an award of Stock Appreciation Rights shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock issuable upon exercise of such Stock Appreciation Rights, except to the extent that the Company has issued the shares of Stock relating to such Stock Appreciation Rights.
(f)    LIMITATIONS ON REPRICING, RELOADS AND REPURCHASES. Notwithstanding anything herein to the contrary, but subject to Section 18 hereof, neither the Board, the Committee nor their respective delegates shall have the authority without first obtaining the approval of the Company’s stockholders to (i) reprice (or cancel and regrant) any Option, Stock Appreciation Right or other Stock-Based Award at a lower exercise price, (ii) take any other action (including by way of an amendment, cancellation, repurchase or replacement grant) that has the effect of repricing an Option, Stock Appreciation Right or other Stock-Based Award at a lower exercise price, (iii) grant any Option, Stock Appreciation Right or other Stock-Based Award that contains a so-called “reload” feature under which additional Options, Stock Appreciation Rights or other Stock-Based Awards are granted automatically to the Participant upon exercise of the original Option, Stock Appreciation Right or other Stock-Based Award, or (iv) at any time when the Option Price of an Option or the Stock Appreciation Right Price of a Stock Appreciation Right is above the Fair Market Value of a share of Stock, cancel, exchange, buyout or surrender outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the Option Price of the original Options or the Stock Appreciation Right Price of the original Stock Appreciation Rights.

10.	RESTRICTED STOCK, RESTRICTED STOCK UNITS AND OTHER STOCK-BASED OR CASH-BASED AWARDS
(a)    RESTRICTED STOCK. The Board may, from time to time, grant Awards of shares of Stock that may be subject to certain restrictions and to a risk of forfeiture (“Restricted Stock”), on such terms, and conditions as the Board shall determine and as shall be set forth in the applicable Award Agreement. The vesting of a Restricted Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as may be set forth in an Award Agreement. The Board may, upon such terms and conditions as the Board determines, provide that a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. If and to the extent that the applicable Award Agreement may so provide, a Participant shall have the right to vote and receive dividends on Restricted Stock granted under the Plan. Unless otherwise provided in the applicable Award Agreement, any Stock received as a dividend on or in connection with a stock split of the shares of Stock underlying a Restricted Stock Award shall be subject to the same restrictions as the shares of Stock underlying such Restricted Stock Award.
(b)    RESTRICTED STOCK UNITS. The Board may, from time to time, grant Awards of rights to receive shares of Stock or a cash payment equal to the Fair Market Value of such shares of Stock at the end of a specified period (“Restricted Stock Units”), which right may be subject to the attainment of Performance Goals or other terms and conditions as the Board shall determine and as shall be set forth in the applicable Award Agreement. The vesting of Restricted Stock Units granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as may be set forth in an Award Agreement. Unless otherwise provided in an Award Agreement, and except as otherwise provided in the Plan, upon the vesting of a Restricted Stock Unit there shall be delivered to the Participant, as soon as reasonably practicable, but in no event later than 30 days following the date on which such Award (or any portion thereof) vests, either that number of shares of Stock equal to the number of Restricted Stock Units becoming so vested or cash equal to the Fair Market Value of the shares of Stock underlying the Restricted Stock Units becoming so vested (or a combination thereof). If and to the extent that the applicable Award Agreement may so provide, a Participant shall have the right to receive dividend equivalents on Restricted Stock Units granted under the Plan. Unless otherwise provided in the applicable Award Agreement, any Stock received as a dividend equivalent on or in connection with a stock split of the shares of Stock underlying a Restricted Stock Unit Award shall be subject to the same restrictions as the shares of Stock underlying such Restricted Stock Unit Award.
(c)    OTHER STOCK-BASED OR CASH-BASED AWARDS. The Board is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Cash-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. The Board shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including provisions addressing terms and conditions such as vesting, applicable Performance Goals and performance periods. Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10(c) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Stock, other Awards, notes or other property, as the Board shall determine, subject to any required corporate action. No payment shall be made to a Covered Employee prior to the certification by the Board that the Performance Goals have been attained. The Board may establish such other rules applicable to the Other Stock-Based Awards or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code. Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Participant who is not a Covered Employee, increased based on such factors as the Board deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 18 hereof. “Cash-Based Award” means an Award granted to a Participant under this Section 10(c), including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan. “Other Stock-Based Award” means an Award granted to a Participant pursuant to this Section 10(c), that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan. Notwithstanding anything herein to the contrary, no dividend equivalents shall be granted in tandem with an Award of Options or Stock Appreciation Rights.
(d)    PERFORMANCE GOALS AND PERFORMANCE PERIODS. “Performance Goals” shall mean the criteria and objectives, determined by the Board, which must be met during the applicable Performance Period as a condition of the Participant’s receipt of payment with respect to an Award. Performance Goals may include any or all of the following or any combination thereof, or any increase or decrease of one or more of the following over a specified period: net income (before or after taxes); operating income; gross margin; earnings before all or any of interest, taxes, depreciation and/or amortization (“EBT”, “EBIT”, “EBITA” or “EBITDA”); profit; revenue; unit sales; product sales; cash flow; return on equity; return on assets; return on capital; return on invested capital; earnings from continuing operations; earnings per share; total shareholder return; working capital; cost reduction goals or levels of expenses, costs or liabilities; market share; asset management (e.g., inventory and receivable levels); customer loyalty; and customer satisfaction. Such Performance Goals may relate to the performance of the Company, a Subsidiary, any portion of the business (including a store or franchise), product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Board. Performance Goals may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid, a target level of performance at which the full Award shall be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Goals may also specify that payments for levels of performances between specified levels will be interpolated. The Board shall determine, within the time permitted by Section 162(m) of the Code, whether, or to what extent, Performance Goals are achieved; provided, however, that the Board shall have the authority to make appropriate equitable adjustments in Performance Goals under an Award to reflect the impact of unusual or infrequently occurring items not reflected in such goals. For purposes of the Plan, unusual or infrequently occurring items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) unusual or infrequently occurring items in accordance with generally accepted accounting principles, (5) gains or charges associated with discontinued operations or with the obtaining or losing control of a business, (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, (8) goodwill and other impairment charges, (9) (i) all transaction costs directly related to acquisitions, (ii) all restructuring charges directly related to acquisitions, (iii) all charges and gains arising from the resolution of acquisition-related contingent liabilities identified as of the acquisition date, and (iv) all other charges directly related to acquisitions, (10) the impact of any discrete income tax charges or benefits identified during the Performance Period (or during any period that the Performance Period is being compared to), (11) other objective income, expense, asset, liability and/or cash flow adjustments as may be consistent with the purposes of the Performance Goals set for the given Performance Period and specified by the Board within the time permitted under Section 162(m) of the Code, which may include adjustments that would cause one or more of the Performance Goals to be considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission and (12) such other items as may be permitted by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. “Performance Period” shall mean the twelve (12) or thirty-six (36) month periods commencing on each January 1, or such other periods as the Board shall determine, including, but not limited to, shorter Performance Periods with respect to newly-hired Participants.

11.	CHANGE IN CONTROL
Except as otherwise provided in an Award Agreement with respect to an Award granted under the Plan:
(a)    CONTINUATION/ASSUMPTION/SUBSTITUTION OF AWARDS. With respect to each outstanding Award that is continued, assumed or substituted in connection with a Change in Control,

(i)
Upon the occurrence of a Change in Control, with respect to Awards that are subject to Performance Goals at the time of the Change in Control, (1) the Performance Goals shall be deemed to be achieved at the target level of performance and (2) such Awards shall vest in full at the end of the applicable Performance Period provided the Participant is employed by or is providing services to the Company, its successor or affiliate on such date, subject to the terms of this Section 11, including Section 11(a)(ii)(2) below; and

(ii)
In the event of a termination of employment or other service of a Participant by the Company, its successor or affiliate thereof without Cause or the resignation of the Participant with Good Reason, in either case, within twenty-four (24) months following such Change in Control, then:

(1)	Any Award (or substitute award) that is an Option or Stock Appreciation Right shall become immediately exercisable in full;

(2)
Any restriction periods and restrictions imposed on any such Award (or substitute award) that is a Restricted Stock Award, Restricted Stock Unit, Other Stock-Based Award or Cash-Based Award (including any such restriction periods and restrictions imposed under clause (i) above) shall lapse and such Award (or substitute award) shall be settled as soon a reasonably practicable, but in no event later than ten (10) days following such termination of employment or service the Participant; and

(3)
Notwithstanding anything to the contrary, if the Change in Control event does not constitute a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company under Section 409A of the Code, and if the Company determines that any Award (or substitute award) constitutes deferred compensation subject to Section 409A of the Code, then the vesting of such Award (or substitute award) shall be accelerated as of the date of the termination of employment or service of the Participant, but the Company shall pay such Award (or substitute award) on its scheduled payment date or on such earlier date as will not result the imposition of tax under Section 409A of the Code).

(b)    NO CONTINUATION/ASSUMPTION/SUBSTITUTION OF AWARDS. With respect to each outstanding Award that is not continued, assumed or substituted in connection with a Change in Control of the Company,

(i)
Any Award that is an Option or Stock Appreciation Right shall become immediately exercisable such that the shares acquired thereunder can be treated in the Change in Control in the same manner as all other shares of Stock;

(ii)
Any restriction periods and restrictions imposed on any such Award that is a Restricted Stock Award, Restricted Stock Unit, Other Stock-Based Award or Cash-Based Award (if applicable, assuming achievement at the target level of Performance Goals) shall lapse upon the Change in Control and such Award shall be settled as soon a reasonably practicable, but in no event later than ten (10) days following the Change in Control and such that the shares acquired thereunder, if any, can be treated in the Change in Control in the same manner as all other shares of Stock; and

(iii)
Notwithstanding anything to the contrary, if the Change in Control event does not constitute a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company under Section 409A of the Code, and if the Company determines that any Award constitutes deferred compensation subject to Section 409A of the Code, then the vesting of such Award shall be accelerated as of the date of the Change in Control, but the

Company shall pay such Award on its scheduled payment date or on such earlier date as will not result in the imposition of tax under Section 409A of the Code).
(c)    CONTINUED/ASSUMED/SUBSTITUTED. For purposes of this Section 11, an Award shall be considered continued, assumed or substituted for if, following the Change in Control, the Award (i) is based on shares of common stock that are traded on an established U.S. securities market; (ii) provides the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; and (iii) have substantially equivalent economic value (intrinsic value (i.e., the “spread”) in the case of an Option or Stock Appreciation Right) to such Award (determined at the time of the Change in Control). In addition, if the Participant’s employment or service is terminated without Cause by the Company or its Affiliates or resigns with Good Reason, in either case, within three (3) months preceding a Change in Control, then each Award that had been held by such Participant on the date of such termination shall be deemed to not be continued, assumed or substituted for and shall be treated in accordance with Section 11(b) above; provided, that any such Award of Options or Stock Appreciation Rights shall expire on the later of thirty (30) days following the Change in Control or the date such Award would have expired without regard to this sentence.
(d)    CASHOUT OF AWARDS. Notwithstanding any other provision of the Plan, with respect to each outstanding Award that is not continued, assumed or substituted in connection with a Change in Control of the Company as determined in the sole discretion of the Committee and except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Committee may, in its discretion, provide that any Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess (if any) of the consideration paid per share in the Change in Control over the exercise or purchase price per share (if any) subject to the Award multiplied by (ii) the number of shares granted under the Award. Without limiting the generality of the foregoing, in the event that the consideration paid per share in the Change in Control is not greater than or equal to the exercise or purchase price per share subject to the Award, then the Committee may, in its discretion, cancel such Award without any consideration upon the occurrence of a Change in Control.

12.	TRANSFERABILITY OF AWARDS
No Award shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the Participant may transfer an Award that is not intended to constitute an Incentive Stock Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift (and not for value) to a member of the “Family” of the Participant, to or for the benefit of one or more organizations qualifying under Code Sections 50l(c)(3) and 170(c)(2) (a “Charitable Organization”) or to a trust for the exclusive benefit of the Participant, one or more members of the Participant’s Family, one or more Charitable Organizations, or any combination of the foregoing; provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan. For this purpose, “Family” shall have in respect of a Participant the same meaning as set forth in Form S-8 under the Securities Act of 1933, as amended and as in effect from time to time. During the lifetime of a Participant to whom an Incentive Stock Option is granted, only such Participant (or, in the event of legal incapacity or incompetence, the Participant’s guardian or legal representative) may exercise the Incentive Stock Option.

13.	TERMINATION OF EMPLOYMENT OR SERVICE
(a)    GENERAL. Except as otherwise provided in Sections 11, 13(b) or 14 or as may otherwise be provided in an Award Agreement, upon the termination of employment or other service of a Participant with the Company, a Subsidiary or an Affiliate for any reason, all unvested Awards held by such Participant at the time of such termination shall immediately terminate and such Participant shall have no further right to receive cash or purchase or receive shares of Stock pursuant to such Award; provided, however, that, unless such termination is by the Company for “Cause,” all Options and Stock Appreciation Rights, to the extent exercisable on the date of such termination, shall remain exercisable until the earlier of (a) the expiration date of such Option or Stock Appreciation Right as fixed by the Board pursuant to Section 9 hereof and (b) the 60th day following the date of such termination. For purposes of the foregoing, “Cause” shall mean (1) the Participant’s conviction for commission of a felony or other crime; (2) the commission by the Participant of any act against the Company constituting willful misconduct, dishonesty, fraud, theft or embezzlement; (3) the Participant’s failure, inability or refusal to perform any of the material services, duties or responsibilities required of him by the Company, or to materially comply with the policies or procedures established from time to time by the

Company, for any reason other than his illness or physical or mental incapacity; (4) the Participant’s dependence, as determined in good faith by the Company, on any addictive substance, including, but not limited to, alcohol or any illegal or narcotic drugs; (5) the destruction of or material damage to Company property caused by the Participant’s willful or grossly negligent conduct; and (6) the willful engaging by the Participant in any other conduct which is demonstrably injurious to the Company or its subsidiaries, monetarily or otherwise. Notwithstanding the foregoing, if the Participant is a party to an employment agreement with the Company, “Cause” with respect to such Participant shall have the meaning set forth therein.
(b)    Whether a leave of absence or leave on military or government service shall constitute a termination of employment or service (in the case of an independent contractor) for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment or service (in the case of an independent contractor) with the Company, a Subsidiary or Affiliate shall not be deemed to occur if the Participant is immediately thereafter employed by or otherwise providing services (in the case of an independent contractor) to the Company, any Subsidiary or Affiliate.

14.	RIGHTS IN THE EVENT OF DEATH, DISABILITY OR RETIREMENT
(a)    Except as otherwise provided in an Award Agreement and notwithstanding anything in Section 13 to the contrary, if a Participant’s termination of employment or service is by reason of the death, Disability or Retirement of such Participant, all Awards (other than Cash-Based Awards in respect of annual bonus awards) held by such Participant at the time of such termination shall become immediately vested, and all Option and Stock Appreciation Right Awards shall become exercisable in full and shall remain exercisable until the earlier of (a) the expiration date of such Option or Stock Appreciation Right, as the case may be, as fixed by the Board pursuant to Section 9 hereof and (b) the third anniversary of the date of such termination.
(b)    Except as otherwise provided by the Board and notwithstanding anything in Section 13 to the contrary, if a Participant’s termination of employment or service is by reason of the death, Disability or Retirement, the amount paid in respect of all Cash-Based Awards that are in respect of annual bonus awards shall be equal to the amount that would have been paid had the Participant’s employment not terminated, but pro-rated based on a fraction, the numerator of which is the number of completed months of employment or service and the denominator of which is 12, and shall be payable at the time payment is made to the other Participants in respect of such Performance Period.
(c)    For purposes of the foregoing, “Retirement” shall mean, unless otherwise set forth in an Award Agreement, the Participant’s termination of employment or other service from the Company or a Subsidiary (other than by the Company for Cause or by the Participant at a time when grounds for a termination for Cause exist) after attainment of age 55 and the completion of at least six (6) years of service with the Company or a Subsidiary or an Affiliate. For purposes of the preceding sentence employment or other service with an entity prior to its becoming a Subsidiary or an Affiliate or after its ceasing to be a Subsidiary or an Affiliate shall be disregarded.

15.	USE OF PROCEEDS
The proceeds received by the Company from the sale of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

16.	REQUIREMENTS OF LAW
(a)    VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual granted such Award or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the grant of an Award or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

(b)    COMPLIANCE WITH RULE 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule l6b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.
(c)    GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

17.	AMENDMENT AND TERMINATION OF THE PLAN
The Board may, at any time and from time to time, amend, suspend or terminate the Plan; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy, or by written consent in accordance with the Company’s Certificate of Incorporation and By-Laws, increase the total number of shares of Stock reserved for the purpose of the Plan (except as permitted under Section 18 hereof), change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan or modify the Plan so that the terms of the Plan would not satisfy the requirements of Code Section 162(m), any rules of the stock exchange on which shares of Stock are traded or any other applicable law. Except as permitted under Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Award, impair rights or obligations under any Award theretofore granted under the Plan.

18.	EFFECT OF CHANGES IN CAPITALIZATION
(a)    ADJUSTMENT FOR CORPORATE TRANSACTIONS. The Board may determine that a corporate transaction has affected the price of the Stock such that an adjustment or adjustments to outstanding Awards and to the shares reserved for issuance hereunder are required to preserve (or prevent enlargement of) the benefits or potential benefits intended at time of grant. For this purpose a corporate transaction may include, but is not limited to, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares of Stock, or other similar occurrence. In the event of such a corporate transaction, the Board shall make such equitable changes or adjustments as it deems necessary or appropriate in order to prevent the dilution or enlargement of benefits under the Plan and the outstanding awards thereunder, to any or all of (i) the number and kind of shares of Stock or other property which may be delivered under the Plan; (ii) the number and kind of shares of Stock or other property subject to outstanding Awards; and (iii) the exercise price of outstanding Options and Stock Appreciation Rights. All such adjustments shall be final, binding and conclusive on all persons.
(b)    NO LIMITATIONS ON CORPORATION. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

19.	DISCLAIMER OF RIGHTS
No provision in the Plan or in any Award granted or Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company, any Subsidiary or Affiliate, or to interfere in any way with the right and authority of the Company, any Subsidiary or Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company, any Subsidiary or Affiliate.

20.	NON-EXCLUSIVITY OF THE PLAN
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

21.	WITHHOLDING
The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Company may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include the authority to withhold or receive Stock or other property in an amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another governmental entity and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

22.	SECTION 409A
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to such Participant under the Plan or any Award until such Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service, the settlement and payment of such awards (or other amounts) shall be delayed until the first business day after the date that is six (6) months following such separation from service (or death, if earlier) to the extent necessary to avoid the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

23.	CLAWBACK
Awards shall be subject to any compensation recovery policy adopted by the Company from time to time, including, without limitation, policies adopted to comply with applicable law.

24.	DEFINITIONS
(a)    “Affiliate” has the meaning set forth in Section 4(a).
(b)    “Award” has the meaning set forth in Section 1.
(c)    “Award Agreements” has the meaning set forth in Section 8.
(d)    “Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.
(e)    “Board” has the meaning set forth in Section 2(a).
(f)    “Cash-Based Awards” has the meaning set forth in Section 10(c).
(g)    “Cause” has the meaning set forth in Section 13(a).
(h)    “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation of the Company or any direct or indirect subsidiary of the Company that is not a Change in Control under clause (iii) below;

(ii)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than a merger or consolidation (a) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (1) any parent of the Company or the entity surviving such merger or consolidation or (2) if there is no such parent, of the Company or such surviving entity and (b) which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, and in which no Person acquires 50% or more of the combined voting power of the securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger or consolidation; or

(iv)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which (a) the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (1) any parent of the entity to which such assets are sold or disposed or (2) if there is no such parent, of such entity and (b) the voting securities of the Company outstanding immediately prior to such sale or disposition continue to represent (either by remaining outstanding or by being converted into voting securities of the acquiring entity or any parent thereof) more than 50% of the combined voting power of the securities of the entity acquiring such assets or any parent thereof outstanding immediately after such sale or disposition.

(i)    “Charitable Organization” has the meaning set forth in Section 12.
(j)    “Code” has the meaning set forth in Section 1.
(k)    “Committee” has the meaning set forth in Section 2(b).
(l)    “Company” has the meaning set forth in the preamble.
(m)    “Covered Employee” has the meaning set forth in Section 3.
(n)    “Disability” means “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.
(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(p)    “Fair Market Value” of a share of Stock or another security as of a particular date shall mean (i) if the Stock or other security is listed on a national securities exchange, unless otherwise determined by the Board, the fair market value on such date shall be the closing sale price reported on such date, or if the Stock or other security is not traded on such date, on the next following date on which there is a sale of the Stock or such other security on such exchange; (ii) if the Stock or other security is not listed on any such national securities exchange, unless otherwise determined by the Board, the fair market value on such date shall be the closing sale price as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Stock or other security is not reported or quoted on such date, on the next following date on which the Stock or other security is reported or quoted; provided, however, that the Board may modify the definition of fair market value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Stock or other security is listed or traded; or (iii) if the Stock or other security is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the fair market value shall be determined in good faith by the Board.
(q)    “Family” has the meaning set forth in Section 12.
(r)    “Good Reason” means the occurrence (without the Participant’s express written consent) of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (i) or (v) below, such act or failure to act is corrected prior to the date of termination of the Participant’s employment or service:

(i)
the assignment to the Participant of any duties inconsistent with the Participant’s status or a substantial adverse alteration in the nature or status of the Participant’s responsibilities, including, without limitation, if the Participant was an executive officer of a public company, the Participant ceasing to be an executive officer of a public company;

(ii)	a reduction by the Company in the Participant’s annual base salary;

(iii)
the relocation of the Participant’s principal place of employment by more than 50 miles or the Company’s requiring the Participant to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Participant’s previous business travel obligations;

(iv)
the failure by the Company to pay to the Participant any portion of the Participant’s current compensation or to pay to the Participant any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due; or

(v)
the failure by the Company to continue in effect any compensation plan in which the Participant participates which is material to the Participant’s total compensation, including but not limited to the Company’s equity-based long term incentive plans and annual incentive plans, unless a comparable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or an adverse change in the Participant’s participation therein (or in such substitute or alternative plan) either in terms of the amount or timing of payment of benefits provided or the level of the Participant’s participation relative to other participants.

The Participant’s right to terminate the Participant’s employment for Good Reason shall not be affected by the Participant’s incapacity due to physical or mental illness. The Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder; provided, that the Participant provides the Company with a written notice of termination within ninety (90) days following the occurrence of the event constituting Good Reason. In no event shall the Participant have Good Reason to terminate employment unless such act or failure to act has not been cured within thirty (30) days after a notice of termination is delivered by the Participant to the Company.
(s)    “Incentive Stock Option” has the meaning set forth in Section 1.
(t)    “Options” has the meaning set forth in Section 9(a).

(u)    “Option Price” has the meaning set forth in Section 9(b).
(v)    “Other Stock-Based Awards” has the meaning set forth in Section 10(c).
(w)    “Participant” has the meaning set forth in Section 6.
(x)    “Performance Goals” has the meaning set forth in Section 10(d).
(y)    “Performance Period” has the meaning set forth in Section 10(d).
(z)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(aa)    “Plan” has the meaning set forth in the preamble.
(bb)    “Restricted Stock” has the meaning set forth in Section 10(a).
(cc)    “Restricted Stock Units” has the meaning set forth in Section 10(b).
(dd)    “Retirement” has the meaning set forth in Section 14(c).
(ee)    “Share Reserve” has the meaning set forth in Section 3.
(ff)    “Stock” has the meaning set forth in Section 3.
(gg)    “Stock Appreciation Rights” has the meaning set forth in Section 9(e).
(hh)    “Stock Appreciation Right Price” has the meaning set forth in Section 9(e).
(ii)    “Subsidiary” has the meaning set forth in Section 1.
(jj)    “Voting Securities” has the meaning set forth in Section 4(a).

AutoNation

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Admission Ticket

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 18, 2017.

Vote by Internet

- Go to **www.envisionreports.com/an**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed below, FOR Proposals 2, 3 and 5 and 3 YEARS on Proposal 4.

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1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Mike Jackson	☐	☐	☐	02 - Rick L. Burdick	☐	☐	☐	03 - Tomago Collins	☐	☐	☐
04 - David B. Edelson	☐	☐	☐	05 - Karen C. Francis	☐	☐	☐	06 - Robert R. Grusky	☐	☐	☐
07 - Kaveh Khosrowshahi	☐	☐	☐	08 - Michael Larson	☐	☐	☐	09 - G. Mike Mikan	☐	☐	☐
10 - Alison H. Rosenthal	☐	☐	☐								

Proposal	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of the advisory vote on executive compensation	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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02J02B

AutoNation, Inc.
2017 Annual Meeting of Stockholders
Wednesday, April 19, 2017, 8:00 A.M. Eastern Time
AutoNation, Inc.
200 SW 1st Ave
Ft. Lauderdale, FL 33301
Upon arrival, please present this admission ticket and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AutoNation, Inc.

This proxy is solicited on behalf of the Board of Directors of AutoNation, Inc.

Mike Jackson and Jonathan P. Ferrando, each with power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AutoNation, Inc. to be held on April 19, 2017, or any postponements or adjournments thereof, as indicated on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR PROPOSALS 2, 3 AND 5 AND 3 YEARS ON PROPOSAL 4. As to any other matter, the proxy holders shall vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

The undersigned hereby acknowledges receipt of the Proxy Statement and the Annual Report for the fiscal year ended December 31, 2016 furnished herewith.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.